UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Shore Bancshares, Inc.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of SHORE BANCSHARES, INC.

Notice is hereby given that the Annual Meeting of Stockholders of Shore Bancshares, Inc. (the “Company”) will be held at the Avalon Theatre, 42 East Dover Street, Easton, Maryland 21601 at 11:00 a.m., local time, on Wednesday, April 26, 2006, for the following purposes:

1.	To elect five Class III director to serve until the 2009 Annual Meeting.

2.	To approve the Shore Bancshares, Inc. 2006 Stock and Incentive Compensation Plan.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 16, 2006 will be entitled to notice of and to vote at the meeting. This proxy statement is accompanied by the Company’s Annual Report to Stockholders for the year ended December 31, 2005.

All stockholders are cordially invited to attend the meeting in person. Those who cannot attend are urged to sign, date and mail promptly the enclosed proxy in the envelope provided for that purpose. Whether you own a few or many shares, your proxy is important in fulfilling this requirement. To assist us with planning the meeting, please mark the appropriate box on your proxy card as to whether you plan to attend the meeting in person. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

By Order of the Board of Directors,

W. Moorhead Vermilye
President and CEO

March 27, 2006

18 East Dover Street, Easton, Maryland 21601
410-822-1400 / Fax 410-820-4238

[THIS PAGE INTENTIONALLY LEFT BLANK]

SHORE BANCSHARES, INC.
18 East Dover Street
Easton, Maryland 21601

PROXY STATEMENT
FOR
2006 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to the stockholders of Shore Bancshares, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders. The Annual Meeting of Stockholders will be held on Wednesday, April 26, 2006, at 11:00 a.m., local time, at the Avalon Theatre, 42 East Dover Street, Easton, Maryland 21601, and at any adjournments thereof. The expense of preparing, printing, and mailing the proxies and solicitation materials will be borne by the Company. In addition to solicitations by mail, the Company may solicit proxies in person or by telephone, and arrange for brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals at the expense of the Company. The approximate date on which this Proxy Statement and attached form of proxy are being mailed to stockholders is March 27, 2006.

At the Annual Meeting, stockholders will be asked to elect five directors to serve until the 2009 Annual Meeting of Stockholders (Proposal 1) and to approve the Shore Bancshares, Inc. Stock and Incentive Compensation Plan (Proposal 2). Holders of record at the close of business on March 16, 2006 (the “Record Date”) of outstanding shares of the Company’s common stock, par value $.01 per share (“Common Stock”), are entitled to notice of and to vote at the meeting. As of the Record Date, the number of shares of outstanding Common Stock entitled to vote is 5,574,410 shares. Each share of stock is entitled to one vote.

All properly executed proxies received pursuant to this solicitation will be voted as directed by the stockholder on the proxy card. If no direction is given, the proxy will be voted FOR all director nominees named in Proposal 1, FOR the approval of the 2006 Stock and Incentive Compensation Plan described in Proposal 2, and in the discretion of the proxies as to any other matters that may properly come before the meeting.

A stockholder may revoke the proxy at any time prior to its use by execution of another proxy bearing a later date, or by written notice delivered to W. Moorhead Vermilye, President and CEO of the Company, at the Company’s address or at the meeting. The Company’s address is 18 East Dover Street, Easton, Maryland 21601 (410-822-1400).

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information as of March 1, 2006 relating to the beneficial ownership of the Common Stock by (i) each person or group known by the Company to own beneficially more than five (5%) of the outstanding shares of Common Stock; (ii) each of the Company’s directors, director nominees, and named executive officers; and (iii) all directors and executive officers of the Company as a group, and includes all shares of Common Stock that may be acquired within 60 days of March 1, 2006. The address of each of the persons named below is the address of the Company except as otherwise indicated.

Name	Number of Shares Beneficially Owned		Percent of Class Beneficially Owned
Directors, Nominees and
Named Executive Officers

Herbert L. Andrew, III	58,498	(1)	1.05%
Blenda W. Armistead	6,229	(2)	*
Lloyd L. Beatty, Jr.	7,846	(3)	*
Paul M. Bowman	5,450	(4)	*
Daniel T. Cannon	6,225	(5)	*
Thomas H. Evans	1,746		*
Mark M. Freestate	6,375	(6)	*
Richard C. Granville	98,000		1.76%
W. Edwin Kee, Jr.	1,870	(7)	*
Susan E. Leaverton	13,444	(8)	*
Neil R. LeCompte	2,400	(9)	*
Jerry F. Pierson	5,803	(10)	*
Christopher F. Spurry	10,300	(11)	*
W. Moorhead Vermilye	110,826	(12)	1.99%

All Directors/Executive
Officers as a Group (15
Persons)	336,536	(13)	6.05%

5% Stockholders
Nicholas F. Brady
PO Box 1410	285,119		5.13%
Easton, MD 21601

Total	621,655		11.18%

*    Amount constitutes less than 1%.
Notes:

(1)	Includes 55,070 shares held as tenants in common by Herbert L. Andrew, III and Della M. Andrew.
(2)
Includes 870 shares held individually by Bruce C. Armistead; 1,688 shares held by Bruce C. Armistead under an Individual Retirement Account arrangement; and 1,180 shares held by Bruce C. Armistead, as custodian for a minor child.

(3)	Includes 3,220 shares held jointly with Nancy W. Beatty; and 570 shares held individually by Nancy W. Beatty.
(4)
Includes 50 shares held by Paul M. and Elaine M. Bowman; 120 shares held individually by David A. Bowman; 634 shares held individually by Elaine M. Bowman; 220 shares held individually by Elaine M. Bowman, as Custodian for Erin Reynolds Bowman; 245 shares held by Elaine M. Bowman, as Custodian for Jeffrey P. Bowman; 606 shares held by Paul M. Bowman, Trustee of the Harry Price Phillips Trust; 975 shares held jointly by Thelma B. Gaines and Paul M. Bowman; 325 shares held by Elaine M. Bowman under an Individual Retirement Account arrangement; and exercisable options to acquire 1,300 shares.

(5)	Includes 3,450 shares held jointly by Daniel T. Cannon and Sandra F. Cannon; and exercisable options to acquire 1,175 shares.
(6)	Includes exercisable options to acquire 800 shares.
(7)	Includes 1,870 shares held jointly by W. Edwin Kee, Jr. and Deborah D. Kee.
(8)
Includes 200 shares held by Susan E. Leaverton, as custodian for two minor children; 2,405 shares held by Keith R. Leaverton under an Individual Retirement Account arrangement; and exercisable options to acquire 900 shares.

(9)	Includes exercisable options to acquire 700 shares.
(10)	Includes 1,008 shares held jointly by Jerry F. Pierson and Bonnie K. Pierson; and exercisable options to acquire 1,300 shares.
(11)	Includes 4,605 shares held jointly with Beverly B. Spurry; and 365 shares held by Beverly B. Spurry under an Individual Retirement Account arrangement.
(12)	Includes 1,972 shares held individually by Sarah W. Vermilye; and exercisable options to acquire 16,050 shares.
(13)	Includes exercisable options to acquire 511 shares not disclosed above.

ELECTION OF DIRECTORS (Proposal 1)

The number of directors constituting the Board of Directors is currently set at 13. Directors have been divided into three classes with respect to the time for which the directors may hold office. Directors are elected to hold office for a term of three years, and one class of directors expires each year. In accordance with the Company’s Amended and Restated Articles of Incorporation and Amended and Restated By-Laws (“By-Laws”), the terms of directors of Class I expire in 2007, the terms of directors of Class II expire in 2008, and the terms of directors of Class III expire this year. In all cases, directors are elected until their successors are duly elected and qualify.

Stockholders will be asked to vote for a total of five director nominees at this year’s Annual Meeting. The following nominees for directors, their ages as of the Record Date, their principal occupations and business experience for the past five years, and certain other information are set forth below.

NOMINEES FOR CLASS III DIRECTORS (Terms will expire in 2009)
Name	Age	Principal Occupation and Business Experience

Lloyd L. Beatty, Jr.	53
Mr. Beatty has served as a director of the Company since December 2000 and as a director of The Talbot Bank of Easton, Maryland (“Talbot Bank”), a wholly-owned subsidiary of the Company, since 1992. He currently serves as a Vice President of the Company, a position he has held since October 2004. From October 2004 until October 2005 Mr. Beatty’s employment with the Company was on a part-time basis. Prior to October 2005, Mr. Beatty was the Chief Operating Officer of Darby Overseas Investments, LP and President of Darby Advisors, Inc.

Paul M. Bowman	58
Mr. Bowman has served as a director of the Company since 1998 and as a director of The Centreville National Bank of Maryland (“Centreville National Bank”) a wholly-owned subsidiary of the Company since 1997. He served as a director of Kent Savings & Loan Association until Centreville National Bank acquired the financial institution on April 1, 1997. Mr. Bowman is an attorney in the Law Office of Paul M. Bowman.

W. Edwin Kee, Jr.	54
Mr. Kee has served as a director of the Company since May 2004 and as the Chairman of the Board of The Felton Bank (“Felton Bank”), a wholly-owned subsidiary of the Company, since 1992. Between 1996 and 2004, Mr. Kee served as the Chairman of the Board of Midstate Bancorp, Inc. Mr. Kee is a professor at the University of Delaware, College of Agriculture, and the President of Kee’s Creek Farm.

Jerry F. Pierson	65
Mr. Pierson has been a director of the Company since 2003 and previously as a director from 1996 to December 2000. He has served as a director of Centreville National Bank since 1981 and is President of Jerry F. Pierson, Inc., a plumbing and heating contracting company.

W. Moorhead Vermilye	65	Mr. Vermilye has served as a director of the Company since December 2000 and as a director of Talbot Bank since 1977. He currently serves as President and CEO of the Company and of Talbot Bank.

A quorum for the Annual Meeting consists of a majority of the issued and outstanding shares of Common Stock present in person or by proxy and entitled to vote. Directors are elected by a plurality of the votes cast at the meeting. Consequently, withholding of votes, abstentions and broker non-votes with respect to shares of Common Stock otherwise present at the Annual Meeting in person or by proxy will have no effect on the outcome of this vote.

The Board of Directors Recommends that you vote FOR the election of the above nominees.

The following tables contain information regarding directors of other classes whose terms do not expire in 2005, including the directors’ ages as of the Record Date, and their principal occupations and business experience for the past 5 years.

CLASS I DIRECTORS (Terms expire in 2007)
Name	Age	Principal Occupation and Business Experience
Daniel T. Cannon	56
Mr. Cannon has served as a director of the Company since 1996 and as a director of Centreville National Bank since 1986. He currently serves as Executive Vice President and Chief Operating Officer of the Company and as President and CEO of Centreville National Bank.

Thomas H. Evans	56
Mr. Evans has served as a director of the Company since November 2004 and as a director of Felton Bank since July 2004. He currently serves as President and Chief Executive Officer of Felton Bank, a position he has held since February 2001.

Richard C. Granville	63
Mr. Granville has served as a director of the Company since December 2000. He also served as a director of Talbot Bank from 1994 until 2005. He is an investor and currently serves as Chairman of the Board of the Company.

Christopher F. Spurry	58	Mr. Spurry has served as a director of the Company since April 2004 and as a director of Talbot Bank since 1995. He is the President of Spurry & Associates, Inc.

CLASS II DIRECTORS (Terms expire in 2008)
Name	Age	Principal Occupation and Business Experience
Herbert L. Andrew, III	69	Mr. Andrew has served as a director of the Company since December 2000 and as a director of Talbot Bank since 1977. He is a farmer and served on the Talbot County Council from 1994 to 1998.

Blenda W. Armistead	54	Ms. Armistead has served as a director of the Company since 2002 and as a director of Talbot Bank since 1992. She is an investor and the former Manager of Talbot County.

Mark M. Freestate	53
Mr. Freestate has served as a director of the Company since 1995, and previously as a director from 1996 to 2000. He has served as a director of Centreville National Bank since 1984. He currently serves as Vice President of The Avon-Dixon Agency, LLC (“Avon-Dixon”), a wholly-owned subsidiary of the Company.

Neil R. LeCompte	65
Mr. LeCompte has served as a director of the Company since 1996 and as a director of Centreville National Bank since 1995. He is a Certified Public Accountant in the Accounting Office of Neil R. LeCompte.

Board Committees

The Company’s Board of Directors has an Executive Committee, an Audit Committee, a Nominating and Corporate Governance Committee (the “Nominating Committee”), and a Compensation Committee, each of which is described below. The Board also has a Strategic Planning Committee.

The Company’s Executive Committee consists of Richard C. Granville, Chairman, Blenda W. Armistead, Lloyd L. Beatty, Jr., W. Moorhead Vermilye, Daniel T. Cannon, Mark M. Freestate and Thomas H. Evans. The Committee has the authority to exercise the powers of the Board in the management of the business and affairs of the Company, subject to subsequent revision or alteration of any such action by the Board of Directors of the Company. The Executive Committee did not meet in 2005.

The Company’s Audit Committee is established pursuant to Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and consists of Neil R. LeCompte, Chairman, Jerry F. Pierson, and Paul M. Bowman. The Board has determined that Mr. LeCompte qualifies as an “audit committee financial expert” as that term is defined by the Securities and Exchange Commission (“SEC”) in Item 401(h) of Regulation S-K. The Audit Committee assists the Board in monitoring the integrity of the financial statements, the performance of the Company’s internal audit function, and compliance by the Company with legal and regulatory requirements, and it oversees the qualification, performance and independence of the Company’s outside auditors, including whether satisfactory accounting procedures are being followed. During 2005, the Audit Committee held six meetings. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Company’s 2004 definitive proxy statement.

The Company’s Compensation Committee is responsible for determining executive compensation and promotions and for administering the Company’s equity compensation plans. The members of the Compensation Committee are Christopher F. Spurry, Chairman, Herbert L. Andrew, III, Paul M. Bowman and W. Edwin Kee, Jr. The Compensation Committee held five meetings in 2005.

The Company’s Nominating Committee consists of Blenda W. Armistead, Chairman, Herbert L. Andrew, III, Jerry F. Pierson and W. Edwin Kee, Jr., and is responsible for identifying qualified individuals for nomination to the Board Directors, considering candidates for nomination proposed by stockholders of the Company, recommending director nominees to the Board (see “Director Recommendations and Nominations” below), recommending directors for each Board committee, and recommending corporate governance guidelines to the Board. During 2005, the Nominating Committee held two meetings. A copy of the Nominating Committee’s written charter was attached as Appendix B to the Company’s 2004 definitive proxy statement.

Director Independence

Pursuant to The Nasdaq Stock Market’s listing standards (the “Nasdaq Listing Standards”), a majority of the Company’s directors must be “independent directors” as that term is defined by Nasdaq Listing Standards Rule 4200(a)(15). The Company’s Board of Directors has determined that all of its directors are “independent directors” except for Messrs. Vermilye, Beatty, Cannon, Evans and Freestate, and these independent directors constitute a majority of the Company’s Board of Directors. Each member of the Compensation Committee and of the Nominating Committee is an “independent director” as defined by Nasdaq Listing Standards Rule 4200(a)(15), and each member of the Audit Committee meets the independence standards of Nasdaq Listing Standards Rule 4350(d)(2).

Board Meeting Attendance

The Board of Directors held five meetings in 2005. No incumbent director during the last full fiscal year attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which that person served as a director); and (2) the total number of meetings held by all committees of the Board on which that person served (held during the period served), except that Mr. Freestate missed one meeting of the Board of Directors and Mr. Evans missed one meeting of the Board of Directors and one meeting of the Strategic Planning Committee.

Director Compensation

During 2005, each director of the Company received an annual retainer of $3,000 per year for serving on the Company’s Board of Directors, plus $250 per meeting (regular and committee) attended. On February 2, 2006, the Board increased the annual retainer paid to the Chairman of the Board to $10,000 and the annual retainer paid to each other director to $5,000. The fees to be paid in 2006 for attending meetings of the Board and its committees were also increased to $500 for committee chairpersons and $300 for all other directors.

Directors of the Company who serve as directors of, and who are not employed by, Talbot Bank (Messrs. Andrew, Beatty, Granville, and Spurry and Ms. Armistead) also receive an annual retainer of $5,000 per year for serving on the board of directors of Talbot Bank, plus $200 per meeting attended. Talbot Bank pays these fees. Directors are compensated once for attending joint meetings of the Company’s Board and the board of directors of Talbot Bank.

Directors of the Company who serve as directors of, and who are not employed by, Centreville National Bank (Messrs. Bowman, Freestate, Pierson, and LeCompte) also receive an annual retainer of $10,000, plus $100 for each meeting attended. Mr. Freestate, as Chairman of the Centreville National Bank board of directors, receives an additional retainer of $1,000. These fees are paid by Centreville National Bank. Directors are compensated once for attending joint meetings of the Company’s Board and the board of directors of Centreville National Bank. Centreville National Bank maintains a voluntary deferred compensation plan for its directors. Messrs. Cannon, Freestate and Pierson each elected to defer compensation they received in previous years for serving on the Centreville National Bank Board.  These amounts were invested in life insurance policies, owned by the Centreville National Bank, on the lives of the respective individuals.  These directors currently do not defer fees. Death benefits are payable to the Centreville National Bank and to the death beneficiaries named by the participating directors. Current death benefits payable under these policies to the directors’ named beneficiaries are $397,691 for Mr. Cannon, $100,325 for Mr. Freestate, and $788,473 for Mr. Pierson.

Directors of the Company who serve as directors of, and who are not employed by, Felton Bank (Messrs. Kee and Vermilye) receive an additional $100 for each meeting of Felton Bank Board of Directors that they attend. These fees are paid by Felton Bank.

Director Recommendations and Nominations

The Nominating Committee is responsible for assembling and maintaining a list of qualified candidates to fill vacancies on the Board, and it periodically reviews this list and researches the talent, skills, expertise, and general background of these candidates. The Nominating Committee will from time to time review and consider candidates recommended by stockholders. Stockholder recommendations should be submitted in writing to: Shore Bancshares, Inc., 18 East Dover Street, Easton, Maryland 21601, Attn: Carol I. Brownawell, Secretary; and must specify (i) the recommending stockholder’s contact information, (ii) the class and number of shares of the Company’s common stock beneficially owned by the recommending stockholder, (iii) the name, address and credentials of the candidate for nomination, and (iv) the candidate’s consent to be considered as a candidate.

Whether recommended by a stockholder or chosen independently by the Nominating Committee, a candidate will be selected for nomination based on his or her talents and the needs of the Board. The Nominating Committee’s goal in selecting nominees is to identify persons that possess complimentary skills and that can work well together with existing Board members at the highest level of integrity and effectiveness. A candidate, whether recommended by a Company stockholder or otherwise, will not be considered for nomination unless he or she is of good character and is willing to devote adequate time to Board duties. In assessing the qualifications of potential candidates, the Nominating Committee will also consider the candidate’s experience, judgment, and civic and community relationships, and the diversity of backgrounds and experience among existing directors. Certain Board positions, such as Audit Committee membership, may require other special skills, expertise, or independence from the Company.

It should be noted that a stockholder recommendation is not a nomination, and there is no guarantee that a candidate recommended by a stockholder will be approved by the Nominating Committee or nominated by the Board of Directors. A stockholder who desires to nominate a candidate for election may do so only in accordance with Article II, Section 4 of the By-Laws, which provides that directors may be nominated by stockholders by written request to the Secretary of the Company received not less than 120 days nor more than 180 days prior to the date fixed for the meeting. Additional time constraints are applicable in the cases of a change in stockholder meeting date or a special meeting called for the purpose of electing directors. As provided in the By-Laws, the notice of nomination must specify: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying stockholder; (e) the number of shares of capital stock of the Company owned by the notifying stockholder; (f) the consent in writing of the proposed nominee as to the proposed nominee’s name being placed in nomination for director; (g) a description of all arrangements or understandings between such notifying stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such notifying stockholder, (h) a representation that such notifying stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (i) all information relating to such proposed nominee that would be required to be disclosed by Regulation 14A under the Exchange Act and Rule 14a-11 promulgated thereunder, assuming such provisions would be applicable to the solicitation of proxies for such proposed nominee.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Company’s Board of Directors by contacting Carol I. Brownawell, Secretary, at Shore Bancshares, Inc., 18 East Dover Street, Easton, Maryland 21601 or (410) 822-1400. All communications will be forwarded directly to the Chairman of the Board for consideration.

The Company believes that the Annual Meeting is an opportunity for stockholders to communicate directly with directors and, accordingly, expects that all directors will attend each Annual Meeting. If you would like an opportunity to discuss issues directly with our directors, please consider attending this year’s Annual Meeting. At the 2005 Annual Meeting, all directors except Mr. Beatty (who were serving as such) were in attendance.

AUDIT COMMITTEE REPORT

The Audit Committee has (i) reviewed and discussed the Company’s consolidated audited financial statements for fiscal year ended December 31, 2005 with Company management; (ii) discussed with Stegman & Company, the Company’s independent auditors, all matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU, § 380), as modified or supplemented; and (iii) has received the written disclosures and the letter from Stegman & Company, required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with the auditors the auditor’s independence. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the consolidated audited financial statements for year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

AUDIT COMMITTEE

By:         Neil R. LeCompte, Chairman
Jerry F. Pierson
Paul M. Bowman

EXECUTIVE OFFICERS

Information about the Company’s current executive officers is provided below. Except with respect to Mr. Evans, each executive officer was named to his or her current position on December 1, 2000 as part of the merger of Talbot Bancshares, Inc. with and into the Company. Mr. Evans was named to his office as part of the Company’s merger with Midstate Bancorp.

W. Moorhead Vermilye, 65, has served as President and Chief Executive Officer of the Company since December 2000. Between 1997 and December 2000, Mr. Vermilye served as President of Talbot Bancshares. Mr. Vermilye has served as President of Talbot Bank since 1988 and as Chief Executive Officer of Talbot Bank since 1993. Mr. Vermilye serves on the Boards of Directors of the Company, Talbot Bank, and Felton Bank.

Daniel T. Cannon, 56, has served as Executive Vice President and Chief Operating Officer of the Company since December 2000. Between 1996 and December 2000, Mr. Cannon served as President of the Company. Mr. Cannon has served as President and Chief Executive Officer of Centreville National Bank since July 1995 and in other management positions at Centreville National Bank prior to that date. Mr. Cannon serves on the Boards of Directors of the Company and Centreville National Bank.

Lloyd L. Beatty, Jr., 53, has served as a Vice President of the Company since October 2004. Until January 1, 2006, Mr. Beatty primarily assisted management of the Company with certain strategic initiatives, and he worked on a part-time basis until October 2005. Starting January 1, 2006, Mr. Beatty’s duties were expanded to include management authority with respect to certain aspects of the Company’s strategic initiatives and to provide corporate oversight of the Company’s non-traditional products and services and the Company’s information technology (IT) system.

Susan E. Leaverton, 42, has served as Treasurer of the Company since December 2000. Between 1997 and December 2000, Ms. Leaverton served as Secretary/Treasurer of Talbot Bancshares. Ms. Leaverton has served as Vice President of Finance of Talbot Bank since 1994.

Carol I. Brownawell, 41, has served as Secretary of the Company since December 2000. Between 1996 and December 2000, Ms. Brownawell served as Treasurer of the Company. Ms. Brownawell has served as Executive Vice President and Chief Financial Officer of Centreville National Bank since January 1997 and in other management positions of Centreville National Bank prior to that date.

Thomas H. Evans, 56, has served as the President and Chief Executive Officer of Felton Bank since February 2001. Prior to February 2001, Mr. Evans was employed by Bank of America as a commercial lending manager. Mr. Evans serves on the Boards of Directors of the Company and Felton Bank.

EXECUTIVE COMPENSATION

The following table summarizes the remuneration earned in 2005 and the prior two years by the President and CEO of the Company and the most highly compensated executive officers of the Company other than the President/CEO who were serving as executive officers as of December 31, 2005 and received salary and bonus in excess of $100,000 during 2005 (the President/CEO and such other officers are referred to as the “named executive officers”).

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long-Term Compensation	All Other Compen- sation ($)(2)(3)(4)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)(1)	Securities Underlying Options/ SARs (#)
W. Moorhead Vermilye President and Chief Executive Officer	2005 2004 2003	$220,000 $200,000 $200,000	$160,000 $140,000 $125,000	$90,663 $57,732 $93,947	0 0 0	$42,100 $41,222 $40,772
Daniel T. Cannon Executive Vice President and Chief Operating Officer	2005 2004 2003	$190,000 $165,000 $155,228	$30,000 $20,000 $15,000	$0 $0 $0	0 0 0	$57,593 $30,943 $16,492
Susan E. Leaverton Treasurer and PAO	2005 2004 2003	$125,000 $93,000 $84,500	$40,000 $35,000 $25,000	$10,309 $9,352 $15,686	0 0 0	$14,640 $10,783 $9,638
Thomas H. Evans President and Chief Executive Officer of Felton Bank (5)	2005 2004 2003	$105,000 $105,000 N/A	$19,000 $17,350 N/A	$0 $0 N/A	0 0 N/A	$11,883 $2,824 N/A

Notes:
(1)
For Mr. Vermilye, amounts also include tax “gross ups” for use of a motor vehicle of $4,265 in 2005, $4,294 for 2004, and $4,314 for 2003, as well as a $86,398, $53,438 and $89,633 tax benefit payment for 2005, 2004 and 2003, respectively, paid in connection with the exercise of stock options. For Ms. Leaverton, amounts include a $10,309, $9,352 and $15,686 tax benefit payment paid in 2005, 2004 and 2003, respectively, in connection with the exercise of stock options.

(2)
Amounts include imputed income related to the Company’s group term life insurance program as follows: Mr. Vermilye, $3,200 in 2005, $2,772 in 2004, and $2,772 in 2003; Mr. Cannon, $1,703 in 2005 and $1,450 in 2004; Ms. Leaverton, $240 in 2005, $163 in 2004, and $143 in 2003; Mr. Evans, $826 in 2005.

(3)
Amounts include the following 401(k) and profit sharing plan contributions: Mr. Vermilye, matching contributions of $8,400 in 2005, $8,200 in 2004 and $8,000 in 2003, and discretionary contributions of $10,500 in 2005, $10,250 in 2004, and $10,000 in 2003; Mr. Cannon, matching contributions of $8,400 in 2005, $7,400 in 2004, and $6,826 in 2003, and discretionary contributions of $10,500 in 2005, $9,250 in 2004, and $8,532 in 2003; Ms. Leaverton, matching contributions of $6,400 in 2005, $4,720 in 2004, and $4,220 in 2003, and discretionary contributions of $8,000 in 2005, $5,900 in 2004, and $5,275 in 2003; Mr. Evans, matching contributions of $4,914 in 2005 and $2,824 in 2004, and discretionary contributions of $6,143 in 2005.

(4)
For Mr. Vermilye, amounts also include contributions under a deferred compensation plan in the amount of $20,000 in each of 2005, 2004, and 2003. For Mr. Cannon, amount also includes economic value of his life insurance coverage for 2005, 2004, and 2003 under a key man life insurance policy (see “Deferred and Other Compensation”) of $36,990, $12,843, and $414, respectively.

(5)
Mr. Evans was hired on April 1, 2004 as part of the Company’s acquisition of Felton Bank. The amount shown for 2004 includes compensation paid to Mr. Evans for the full year, both before and after Felton Bank became a subsidiary of the Company.

Total compensation paid to Mr. Beatty and Ms. Brownawell during 2005 was $194,028 and $103,682, respectively, and includes amounts attributable to salary, bonus, profit sharing payments, matching 401(k) contributions and imputed income related to the Company’s group term life insurance program. The salaries proposed to be paid in 2006 to the Company’s executive officers are as follows: Mr. Vermilye, $255,000; Mr. Cannon, $205,000; Mr. Beatty, $215,000; Ms. Leaverton, $137,500; Mr. Evans, $115,000; and Ms. Brownawell, $92,000. Additional compensation may be earned by these officers in 2006 through the Company’s incentive compensation plans, imputed life insurance income, matching 401(k) plan contributions and other benefits mentioned in the notes to the summary compensation table above.

401(k) Profit Sharing Plan

The Company adopted the Shore Bancshares, Inc. and Subsidiaries 401(k) Profit Sharing Plan on January 1, 2002. The plan is administered by six trustees appointed by the Board of Directors and is available to eligible employees of the Company and its subsidiaries who have completed six months of service. The Company may make discretionary contributions to the plan each year based upon profits of the Company. In addition, employer matching contributions are made to each active member’s account each year in an amount equal to 100% of the member’s pay reduction contributions up to 3% of base salary, plus 50% of contributions which exceed 3% of base salary, up to 5% of base salary. All employee contributions are immediately vested. Discretionary and matching contributions vest incrementally over a six year period. Discretionary, pre-tax and matching contributions may be withdrawn while a member is employed by the Company if the member has reached age 59½ in circumstances of financial hardship or in certain other circumstances pursuant to plan restrictions. Effective January 1, 2005, Felton Bank terminated its separate 401(k) plan and all eligible employees now participate in the Company’s plan.

Shore Bancshares, Inc. 1998 Stock Option Plan

The Shore Bancshares, Inc. 1998 Stock Option Plan was approved by the Company’s Board of Directors and stockholders and will continue in effect until March 3, 2008, unless earlier terminated. The plan contemplates the grant of options to purchase shares of Common Stock to directors and key management employees of the Company and its subsidiaries. The total number of shares of Common Stock that may be issued under the plan cannot exceed 80,000 shares, as adjusted for stock splits and other similar reclassification events. Both incentive stock options and nonqualified stock options may be granted under the plan. An option granted under the plan generally expires on the 10th anniversary of the date the option was granted. The Company did not grant any options under this plan in 2005.

Shore Bancshares, Inc. 1998 Employee Stock Purchase Plan

The Shore Bancshares, Inc. 1998 Employee Stock Purchase Plan was approved by the Company’s Board of Directors and stockholders and will continue in effect until March 3, 2008, unless earlier terminated. The plan contemplates the grant of options to purchase shares of Common Stock to eligible employees of the Company and its subsidiaries. The total number of shares of Common Stock that may be issued under the plan cannot exceed 45,000 shares, as adjusted for stock splits and other similar reclassification events. An option granted under the plan generally expires 27 months after the date the option was granted. The Company did not grant any options under this plan in 2005.

Talbot Bancshares, Inc. Employee Stock Option Plan

In connection with the December 2000 merger of Talbot Bancshares into the Company, the Company assumed options previously granted under, and subject to all terms of, the Talbot Bancshares, Inc. Employee Stock Option Plan (the “Talbot Plan”). The Company subsequently registered the Talbot Plan with the SEC, which authorizes the grant of options to purchase up to 114,000 shares of the Company’s Common Stock, as adjusted for stock splits and other similar reclassification events. The Talbot Plan was approved by both the Board of Directors and the stockholders of Talbot Bancshares, but was not approved by the stockholders of the combined companies. Thus, only non-qualified stock options may be granted under the Talbot Plan. During 2005, the Company did not grant any options to the named executive officers under the Talbot Plan.

The Talbot Plan is administered by the Compensation Committee of the Board and will expire on April 9, 2007 unless sooner terminated. Generally, key management employees of the Company and its subsidiaries are eligible to receive option grants under the Talbot Plan. An option granted under the Talbot Plan vests according to the terms of the related stock option agreements and can generally be exercised for 10 years after grant, unless the Board provides otherwise. The option exercise price will generally be the fair market value of the shares on the date the option is granted. Upon exercise of options granted under the Talbot Plan, the Company is obligated to pay the optionee a tax benefit payment in an amount of U.S. dollars equal to the number of shares as to which the option is being exercised, multiplied by (i) the “tax rate” and (ii) the difference between the per share fair market value at the time of exercise and the per share option price. The tax rate shall be a percentage designated by the Company to result in compensating the optionee for the federal, state and local income tax liability incurred by the optionee by virtue of his exercise of the option and the payment to him of the tax benefit payment. Options are not transferable other than by will or the laws of descent and distribution. All unexercised options will lapse upon termination of employment other than because of death, disability or approved retirement. If employment is terminated because of disability or approved retirement, the options will lapse one year or three months after termination, respectively. Upon a “change in control” as defined in the Talbot Plan, all unexercised options will immediately vest and become exercisable. No options have been granted under the plan since the merger with Talbot Bancshares.

The following table sets forth certain information relating to options (under all plans) exercised by the named executive officers in 2005 and the number and value of underlying unexercised stock options held by the named executives as of December 31, 2005.

Aggregated Option/SAR Exercises in 2005 and 2005 Year End Option/SAR Values

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)	Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1) ($)
Name			Exercisable/Unexercisable	Exercisable/Unexercisable
Mr. Vermilye President and CEO	14,250	287,993	16,050 / 1,200	348,441 / 14,364
Mr. Cannon Executive Vice President and COO	425	5,110	1,375 / 800	9,849 / 9,576
Ms. Leaverton Treasurer and PAO	1,425	29,454	2,325 / 600	43,463 / 7,182
Mr. Evans President and CEO, Felton Bank	0	0	0 / 0	0

Notes:
(1) Represents the total gain which would be realized if all in-the-money options held at December 31, 2005 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the fair market value of the shares at December 31, 2005 of $31.72 per share.

Deferred and Other Compensation

In 1996, Talbot Bank adopted a supplemental deferred compensation plan to provide retirement benefits to its President and Chief Executive Officer. The plan calls for fixed annual payments of $20,000 vesting immediately to be credited to the participant’s account.

In 1999, Centreville National Bank and Mr. Cannon entered into a Executive Supplemental Retirement Plan Agreement (the “Retirement Agreement”) to provide certain benefits to Mr. Cannon on and after retirement. Centreville National Bank funds this plan through a key man life insurance policy on the life of Mr. Cannon that was purchased in 1994 and carries a $15,000 annual premium for 20 years. Each year, Centreville National Bank deposits to or withdraws from a retirement account an amount equal to the difference between the annual after-tax earnings or loss, respectively, generated by the insurance policy and the “Cost of Funds” (as defined in the Retirement Agreement) for that year. Upon termination of employment other than for death or “cause” (as defined in the Retirement Agreement), Mr. Cannon will generally be entitled to receive (i) the balance of his retirement account paid in 10 annual installments, commencing at age 65, and (ii) each year until death, commencing at age 65, the difference between the after-tax income generated by the policy and the Cost of Funds for that year. If Mr. Cannon’s employment is terminated due to death, his designated beneficiary will receive the balance in his retirement account in one lump sum payment. At December 31, 2005, this balance was $21,773.

Additionally, Centreville National Bank and Mr. Cannon entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement (the “Endorsement”) pursuant to which Centreville National Bank has endorsed to a beneficiary named by Mr. Cannon 80% of the net-at-risk insurance portion of the death benefits payable to Centreville National Bank under the key man life insurance policy discussed above. The net-at-risk portion of the proceeds is defined as the total proceeds paid at death less the then cash value of the policy. Centreville National Bank is the sole owner of this policy and has all rights with respect to its cash surrender value. The Endorsement will be terminated if Mr. Cannon’s employment with Centreville National Bank is terminated for “cause” (as defined in the Endorsement), in which case Mr. Cannon will be given the option to purchase the policy from Centreville National Bank by paying the greater of (i) Centreville National Bank’s share of the cash value of the policy on the date of assignment or (ii) the amount of all premiums paid to date by Centreville National Bank . Generally, a “change in control” (as defined in the Endorsement) that results in the termination of Mr. Cannon’s employment will not affect the benefits payable to Mr. Cannon’s beneficiary. Based on the value of the policy at December 31, 2005, Mr. Cannon’s beneficiary would receive approximately $464,975 upon Mr. Cannon’s death.

Employment Agreements

The Company has entered into employment agreements with Messrs. Vermilye, Cannon and Evans. Under Mr. Vermilye’s employment agreement dated December 1, 2000, Mr. Vermilye serves as President and Chief Executive Officer of the Company and President and Chief Executive Officer of Talbot Bank. Under Mr. Cannon’s employment agreement dated December 1, 2000, Mr. Cannon serves as Executive Vice President and Chief Operating Officer of the Company and President and Chief Executive Officer of Centreville National Bank. Under Mr. Evans’ employment agreement dated November 3, 2005, Mr. Evans serves as President and Chief Executive Officer of Felton Bank.

Each agreement provides for continued compensation in the event the employee becomes disabled, as follows: 100% for the first 6 months of disability; 75% for the next 12 months; and 50% thereafter for the remainder of the terms of the agreements (inclusive of any benefits payable to the employee under the provisions of any disability insurance). The Company may terminate the agreements at any time. If the Company terminates the agreements for “cause” (as defined in the agreements), Messrs. Vermilye, Cannon and Evans generally will not be entitled to any further compensation or benefits. If the Company terminates employment other than for cause (except in connection with a change in control, as discussed below), Messrs. Vermilye and Cannon will be entitled to compensation and benefits for the remainder of the terms of their agreements, and Mr. Evans will be entitled to severance equal to one year’s salary. Each of the employment agreements provides that, in the event the employee is terminated by the Company without cause within 12 months following a “change in control” (as defined in the employment agreement) or terminates his employment within 12 months following a change in control for certain specified reasons, the employee will be entitled to receive a lump sum payment equal to 2.99 times his then current salary.

Messrs. Vermilye and Cannon have each agreed that, during the terms of their respective agreements, they will not be a director, an officer, or an employee of, or a consultant to, any federal or state financial institution operating in Queen Anne's, Kent, Caroline, Talbot, or Anne Arundel Counties in the State of Maryland or Kent County in the State of Delaware, other than Talbot Bank, Centreville National Bank, or their subsidiaries or affiliates. Mr. Evans’ employment agreement provides that he will not be a director, an officer, or an employee of, or a consultant to, any federal or state financial institution operating within 50 miles of the Company or Felton Bank.

Mr. Vermilye’s agreement and Mr. Cannon’s agreement expire on December 1, 2010 and are thereafter subject to automatic renewals for successive one-year terms. Mr. Evans’ agreement expires on March 31, 2008 and is thereafter subject to automatic renewals for successive one-year terms. Compensation received by Mr. Vermilye is paid by Talbot Bank; compensation received by Mr. Cannon is paid by Centreville National Bank; and compensation received by Mr. Evans is paid by Felton Bank.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee oversees executive compensation matters. The Compensation Committee consists of Christopher F. Spurry, Chairman, Herbert L. Andrew, III, Paul M. Bowman, and W. Edwin Kee, Jr. Mr. Kee was appointed to the committee in December 2005. Each of the foregoing persons is a non-employee director, has not formerly served as an officer of the Company or its subsidiaries, and has no interlocking relationship or insider participation as defined by the SEC.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee submits the following report addressing the executive compensation policies of the Company for 2005.

The Compensation Committee of the Board of Directors structures the compensation programs for the Chief Executive Officer, the Executive Vice President, and other executive officers and key employees of the Company. It is the philosophy of the Compensation Committee to offer competitive compensation that is designed to provide incentives that reward employees based upon individual performance and the overall performance of the Company. Executive compensation levels are recommended to the Board of Directors by the Compensation Committee and approved by the non-employee directors. The compensation programs are reviewed annually or at other times when an individual’s specific performance warrants a special review.

Executive compensation consists of three components: (i) base salary; (ii) short term incentive compensation (bonus); and long term incentive compensation (equity compensation). Short term incentive compensation is variable and directly tied to individual performance and the overall performance of the Company. Long term incentive compensation is not awarded every year and is tied to individual performance as well as the overall performance of the Company. No long term incentive compensation was granted in 2005. All incentive programs have been developed to align the interest of management with the strategic objectives of the Company. In setting the base compensation levels and developing incentive compensation programs, careful consideration is given to programs offered by other institutions in the Company’s peer group. It has been the intention of the Compensation Committee and the Board to keep the Company’s compensation packages above the 50th percentile of its peer group. The Compensation Committee believes that maintaining this level of compensation is an essential element in attracting and retaining the top executives in the industry.

The Compensation Committee considers a variety of factors to determine whether incentive goals have been met by a particular executive officer. The financial measures consist of traditional ratios, such as return on assets, earnings per share, and efficiency ratios as well as the Company’s actual performance versus budget. In addition, the Compensation Committee considers subjective factors like employee moral, employee turnover and customer satisfaction. It is the view of the Compensation Committee that these are key elements necessary to maintain the leadership position we currently enjoy in our primary markets.

During 2005, the Compensation Committee retained a professional executive compensation consulting firm, Palmer & Cay, now known as Wachovia Employer Solutions Group, to develop a comparative market analysis for the purpose of comparing the Company’s existing executive compensation levels with the 50th percentile of a peer group identified by the consultant. The Compensation Committee also directed the consultant to make recommendations as to future salary, bonus, and equity compensation for senior executives.

The Compensation Committee set the Chief Executive Officer’s base salary for fiscal year 2005 at $220,000, which represents a 10% increase over 2004. In establishing this base salary, the Compensation Committee considered peer compensation levels, the Chief Executive Officer’s performance for the prior year, and the increasing scale and complexity of the Company’s operations. The Chief Executive Officer’s 2005 incentive compensation consisted of a $160,000 cash bonus, which represents a 14.3% increase over his 2004 cash bonus. This bonus was based on recommendations of the consultants report as well as the Company’s continued robust growth in total assets, loans and deposits in 2005, the Company’s record earnings in 2005, the growth and success of the Company’s non-banking operations, and above-budget overall financial performance.

The Compensation Committee finds that the Chief Executive Officer’s total compensation package for 2005 was appropriate and justified based on the overall performance of the Company, stockholder interests, and competitive data related to compensation packages for top executives in and around the Company’s market areas. The Compensation Committee further believes that the total compensation awarded to the Chief Executive Officer and to the other executive officers of the Company is consistent in each case with the Compensation Committee’s objectives and to each officer’s individual performance.

COMPENSATION COMMITTEE

By:    Christopher F. Spurry, Chairman
Herbert L. Andrew, III
Paul M. Bowman
W. Edwin Kee, Jr.

APPROVAL OF THE 2006 STOCK AND INCENTIVE COMPENSATION PLAN
(Proposal No. 2)

At the Annual Meeting, stockholders will be asked to approve the Shore Bancshares, Inc. 2006 Stock and Incentive Compensation Plan (the “2006 Plan”), a copy of which is attached to this Proxy Statement as Appendix A and incorporated herein by reference. The following summary of key provisions of the 2006 Plan is qualified in its entirety by reference to the attached 2006 Plan document. Based upon the recommendation of the Board’s Compensation Committee, the Board of Directors approved the form of the 2006 Plan on March 13, 2006 and recommended that it be submitted to the stockholders for approval at this year’s Annual Meeting.

Purpose. Although the Company’s existing 1998 Stock Option Plan, its 1998 Employee Stock Purchase Plan, and the Talbot Bancshares, Inc. Employee Stock Option Plan (the “Old Plans”) have provided the Company with a useful tool in helping to attract and retain qualified directors and key employees, management does not believe that the Old Plans provide the Company with the flexibility it will need in the future to continue to perform this function to the fullest extent. Upon approval of the 2006 Plan, the Old Plans will remain in force until they expire or are earlier terminated by the Board.

The 2006 Plan is designed to advance the interests of the Company and its stockholders by providing key management employees, non-employee directors and other eligible participants with innovative financial incentives, through stock and performance based awards, to: (i) align participants’ interests with the interests of the Company’s stockholders in the long-term success of the Company; (ii) provide management with an equity ownership in the Company tied to Company performance; (iii) attract, motivate and retain key employees and non-employee directors; and (iv) provide incentive to management for continuous employment with the Company.

Effective Date and Term. The 2006 Plan will be effective on April 26, 2006 if approved by the Company’s stockholders at the Annual Meeting. The 2006 Plan will terminate on the earlier of the date that all shares reserved for issuance have been awarded or April 26, 2016.

Administration. The Board’s Compensation Committee will administer the 2006 Plan. Among other powers, the Compensation Committee will have full and exclusive power to: (i) establish the terms and conditions upon which an award may be made and exercised under the 2006 Plan; (ii) interpret the terms and the intent of the 2006 Plan and any award agreement; (iii) determine eligibility for awards; (iv) determine award recipients; (v) grant awards; (vi) accelerate the exercisability of any award, the end of a performance period applicable to an award, or termination of any restriction imposed on an award under the 2006 Plan; (vii) determine what leaves of absences do not constitute interruptions of employment or service or continuous employment or service; (viii) determine the fair market value of the shares of common stock of the Company; and (ix) make all other determinations relating to the 2006 Plan.

The Compensation Committee may delegate to one or more of its members, other directors, and officers of the Company such administrative duties or powers as it may deem advisable. The Compensation Committee may authorize one or more of the Company’s officers to designate employees to be recipients of awards and/or determine the size of any such award; provided that (i) the Compensation Committee may not delegate such authority with respect to awards to be granted to an officer or other directors of the Company or a person who beneficially owns more that ten percent of the Company’s common stock, (ii) the authorizing resolution of the Compensation Committee must state the total number of awards that may be so granted; and (iii) the officer must report periodically to the Compensation Committee about the nature and scope of the awards granted.

Eligibility for Participation. The 2006 Plan is available to all directors of the Company and its subsidiaries and all officers, employees and consultants of the Company and its subsidiaries who, in the opinion of the Compensation Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its subsidiaries. Subject to the provisions of the 2006 Plan, the Compensation Committee has the authority to select from all eligible individuals those to whom awards are granted and to determine the nature and amount of each award. As of December 31, 2005, there were 13 directors (of whom three were executive officers and eight were non-employee directors), five executive officers, and approximately 300 employees (including officers who are not executive officers) who would have been eligible to participate in the 2006 Plan.

Types of Awards. The 2006 Plan permits the Compensation Committee, in its sole discretion, to grant various forms of incentive awards. The Compensation Committee has the power to grant stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, and performance units. Each award will be reflected in an agreement between the Company and the participant, will be subject to the applicable terms and conditions of the 2006 Plan and may also be subject to other terms and conditions contained in the award agreement consistent with the 2006 Plan that the Compensation Committee deems appropriate, including accelerated vesting or settlement in the event of a participant’s death, disability or termination of employment. The provisions of the various agreements entered into under the 2006 Plan do not need to be identical.

Stock Options. Stock options allow the participant to buy a certain number of shares of common stock of the Company at an exercise price equal to at least the fair market value (as determined by the Compensation Committee) on the date the option is granted. The Compensation Committee may grant stock options intended to qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), so-called “nonqualified stock options” that are not intended to so qualify as incentive stock options (“NQSOs”), or any combination of ISOs and NQSOs. All persons eligible to participate in the 2006 Plan may receive a grant of NQSOs. Only employees of the Company and its subsidiaries may receive a grant of ISOs.

The Compensation Committee fixes the exercise price per share for options on the date of grant, provided that the exercise price of any option granted under the 2006 Plan can never be less than the fair market value of the underlying shares of common stock on the date of grant and provided further that, if a participant who will be granted an ISO is a person who holds more than 10% of the total combined voting power of all classes of outstanding voting securities of the Company, the exercise price per share of an ISO granted to such person must be at least 110% of the fair market value of a share of common stock on the date of grant. To the extent that the aggregate fair market value of shares of common stock, determined on the date of grant, with respect to which ISOs (under all of the Company’s equity compensation plans) become exercisable for the first time by a participant during any calendar year exceeds $100,000, such ISOs will be treated as NQSOs.

The Compensation Committee determines the term of each option, provided that no option may have a term greater than 10 years from the date of grant and provided further that, if the recipient of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the term of that person’s ISO may not exceed five years from the date of grant. The vesting period for options commences on the date of grant and ends on a date that is determined by the Compensation Committee, in its sole discretion, which is specified in the award agreement. Options may be exercised at such times and be subject to such restrictions as the Compensation Committee determines; provided that ISOs may be exercised only while the participant is employed by or providing service to the Company or within a specified period of time after termination of such employment or service, as determined by the Compensation Committee. A participant may exercise an option by delivering notice of exercise to the Company or its designated agent. Payment of the exercise price and any withholding taxes for an option may be made (i) in cash, (ii) by delivering shares of common stock already owned by the participant and having a fair market value on the date of exercise equal to the exercise price, (iii) by a combination of the foregoing, or (iv) to the extent permitted by law and approved by the Compensation Committee, through a cashless exercise of the option using a broker. The Compensation Committee may impose in an award agreement such restrictions on the shares deliverable upon exercise of a stock option as it deems appropriate, including that such shares will constitute “restricted shares” subject to restrictions on transfer.

The Compensation Committee may specify in an award agreement granting a stock option that the participant is eligible to receive a reload stock option (a “Reload Option”) if the participant pays the exercise price for the stock option (including a Reload Option), in whole or in part, by tendering previously-acquired shares of common stock. A Reload Option will be a NQSO and will permit the participant to purchase the number of shares surrendered in the earlier option exercise. If granted, a Reload Option will be granted on the date the original stock option is exercised, will have an exercise price that cannot be less than the fair market value of the underlying shares of common stock on the date the Reload Option is granted, and will have the same expiration date as the original stock option.

Stock Appreciation Rights. The Compensation Committee may grant SARs to anyone eligible to participate in the 2006 Plan. Awards may involve freestanding SARs, SARs granted with, but exercisable in lieu of, stock options (“Tandem SARs”), SARs granted with, and in addition to, stock options (“Additive SARs”), or any combination of the foregoing. The Compensation Committee will determine the period when SARs vest and become exercisable, the fair market value of the shares of common stock underlying the SARs on the date of grant, and whether SARs will be freestanding SARs, Tandem SARs, or Additive SARs. SARs may be exercised only while the participant is alive. The exercise of a SAR does not require the payment of any money to the Company. Upon exercise of a freestanding SAR, the participant will receive an amount equal to the excess of the fair market value of the common stock on the date of exercise over the fair market value on the date of grant. Upon exercise of a Tandem SAR or an Additive SAR, the participant will receive an amount equal to the excess of the fair market value of the common stock on the date of exercise over exercise price of the related stock option. The exercise of a Tandem SAR will reduce the number of shares available under the related stock option by the amount of shares exercised, and vice versa. The exercise of an Additive SAR will have no effect on the related stock option. The award agreement granting a SAR may provide, however, on an elective or non-elective basis, for payment of the SAR value on a date after exercise, which amount will be adjusted (if provided in the award agreement) from the date of exercise based on an interest, dividend equivalent, earnings or other basis (including the deemed investment of the award amount in shares of common stock) determined by the Compensation Committee. Payment to the participant of the SAR value (or adjusted value, if applicable) will be in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Compensation Committee.

Restricted Stock. The Compensation Committee may grant restricted stock to anyone eligible to participate in the 2006 Plan. An award of restricted stock involves the immediate transfer by the Company to the participant of a specific number of shares of common stock which are subject to a risk of forfeiture and a restriction on transferability. This restriction will lapse following a stated period of time, upon attainment of specified performance targets or some combination of the foregoing. The participant does not pay for the restricted stock and has all of the rights of a holder of a share of common stock of the Company (except for the restriction on transferability), including the right to vote and receive dividends unless otherwise determined by the Compensation Committee and set forth in the award agreement. Except as provided otherwise in an award agreement, if a participant’s employment with the Company or its subsidiaries is terminated for any reason at any time during which any portion of an award of restricted stock remains subject to restrictions, that portion will automatically be forfeited and returned to the Company.

Restricted Stock Units. The Compensation Committee may grant restricted stock units to anyone eligible to participate in the 2006 Plan. An award of a restricted stock unit is similar to a restricted stock award, except that no shares are issued. In addition, holders of restricted stock units will have no voting rights, but they may be entitled, if so determined by the Compensation Committee, to receive dividend equivalents, which entitle the holder to be credited with an amount equal to all cash dividends and other distributions paid on the shares underlying restricted stock units while the units are outstanding and which will be converted into additional restricted stock units. Upon the lapse of the restrictions related to a restricted stock unit, the participant is entitled to receive, without any payment to the Company, an amount equal to the fair market value of the shares of common stock represented by the restricted stock unit on the date of exercise. The award agreement granting a SAR may provide, however, on an elective or non-elective basis, for payment of the restricted stock unit value on a date after exercise, which amount will be adjusted (if provided in the award agreement) from the date of exercise based on an interest, dividend equivalent, earnings or other basis (including the deemed investment of the award amount in shares of common stock) determined by the Compensation Committee. Payment to the participant of the restricted stock unit value (or adjusted value, if applicable) will be in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Compensation Committee. Except as otherwise provided in an award agreement, if a participant’s employment with the Company or its subsidiaries terminates for any reason at any time during which any portion of an award of a restricted stock unit remains subject to restrictions, that portion will automatically be forfeited and returned to the Company.

Performance Units. The Compensation Committee may grant performance units to anyone eligible to participate in the 2006 Plan. Performance units are intended to constitute performance-based compensation awards and will entitle the participant to receive, after the performance period for that unit has ended, an amount based on the realization of certain performance goals and the satisfaction of certain other conditions. The terms and conditions of each award, including the performance period, performance goals, any other terms and conditions of the award, will be established by the Compensation Committee in the award agreement (or in a subplan of the 2006 Plan that may be incorporated by reference into an award agreement). Payment to the participant of the performance unit value will be in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Compensation Committee. Holders of performance units will have no voting rights or dividend rights associated with those awards.

Performance Measures. The 2006 Plan provides that the Compensation Committee may make the degree of payout and/or vesting of any award dependent upon the attainment of certain performance goals set forth in the 2006 Plan, measured over certain performance periods. Performance goals may be specific to a participant, specific to the performance of the Company generally, or specific to the performance of a subsidiary of the Company, a division, a business unit, or a line of business served by a participant. Performance goals may be based on stock value (and/or increases therein), earnings per share or growth in earnings per share, net income, earnings or earnings growth, operating profit, operating cash flow, operating or other expenses, operating efficiency, return on equity, assets, capital or investments, deposits, loan volume or growth, the efficiency ratio, customer satisfaction, regulatory compliance, operating or other margins, non-performing assets, productivity, and any other number of qualitative or quantitative benchmarks as more fully described in the 2006 Plan.

Shares Available for Awards; Maximum Awards. Up to 400,000 shares of the common stock of the Company will be available for issuance to participants under the 2006 Plan, plus any shares related to stock options outstanding under the Company’s 1998 Stock Option Plan on the date the 2006 Plan is approved and that thereafter terminate, expire, or lapse for any reason. As of the date of this Proxy Statement, there were 22,580 shares subject to outstanding options under the 1998 Stock Option Plan. Shares of common stock related to any unexercised or unvested award granted under the 2006 Plan that terminates, expires, or lapses for any reason, and shares of common stock issued pursuant to the exercise of an award that are subsequently forfeited for any reason, will become available for re-grant under the 2006 Plan.

The maximum number of shares for which stock option grants may be granted to any one participant in any calendar year is 50,000; the maximum number of SARs that may be granted to any one participant in any calendar year is 50,000; the maximum number of shares for restricted stock that may be granted to any participant in any calendar year is 30,000; the maximum number of restricted stock units that may be granted to any one participant in any calendar year is 30,000; the maximum dollar value of performance units that may be granted to any one participant in any calendar year is $1,000,000.

Adjustments for Changes in Capitalization and Other Corporate Changes. In the event that the outstanding shares of common stock are increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, without the receipt of consideration by the Company, through reorganization, merger or consolidation, recapitalization, reclassification, stock split, reverse stock split, split-up, combination or exchange of shares or declaration of any dividends payable in shares, or other distributions to common stockholders other than regular cash dividends, the Compensation Committee shall make appropriate and proportionate adjustments in the number and kind of shares that may be issued under the 2006 Plan, as well as other maximum limitations under the 2006 Plan, and the number and kind of shares of common stock or other rights and prices under outstanding awards.

Registration of Shares. As soon as is practicable after the 2006 Plan is approved by stockholders, the Company intends to register the shares of its common stock necessary to fund the 2006 Plan on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended.

Tax Withholding. To the extent that a participant incurs any tax liability in connection with the exercise or receipt of an award under the 2006 Plan, the Company has the right to deduct or withhold, or to require the participant to pay to the Company, the minimum statutory amount to satisfy federal, state and local tax withholding obligations. In addition, the Compensation Committee may allow the participant to satisfy the withholding obligation by allowing the Company to withhold a portion of the shares to be issued to the participant. Those shares would be available for future awards under the 2006 Plan.

Transferability. Generally, awards granted under the 2006 Plan may not be transferred other than by will or the laws of descent and distribution, provided that, subject to compliance with applicable securities laws, a participant may transfer his or her NQSO (including his or her Reload Option) to his or her spouse, lineal ascendants and descendants, or to a trust for the benefit of such persons. Unless otherwise provided in an award agreement, awards granted under the 2006 Plan may be exercised only by the participant during the participant’s lifetime.

Repricings and Substitutions of Awards. Subject to applicable law and the terms of the 2006 Plan, the Compensation Committee may: (i) modify, extend and renew awards to modify the terms of an award agreement, provided that no modification, extension or renewal may have the effect of lowering the exercise price of any award except in connection with adjustments related to capitalization and other corporate changes as described above; and/or (ii) accept the surrender of awards granted under the 2006 Plan or under any other equity compensation plan of the Company and replace them with new awards pursuant to the 2006 Plan, so long as the substituted awards do not specify a lower exercise price than the surrendered awards. Substituted awards may be of a different type than the surrendered awards, may specify a longer term than the surrendered awards, may provide for more rapid vesting and exercisability than the surrendered awards, and may contain any other provision authorized by the 2006 Plan.

Amendment and Termination. The Company’s Board of Directors may, at any time and from time to time and in any respect, amend or modify the 2006 Plan, including to ensure that the 2006 Plan and each award granted under the 2006 Plan comply with applicable law, regulations and stock exchange rules. Without shareholder approval, however, the Board may not adopt any amendment that would require the vote of stockholders of the Company under the Code or NASDAQ’s approval rules or any amendment affecting “covered employees” that requires the vote of the Company’s stockholders under Section 162(m) of the Internal Revenue Code. The Company’s President and Chief Executive Officer (the “CEO”) and its four most highly compensated executive officers other than the CEO are “covered employees”. No amendment or modification of the 2006 Plan or any award agreement may adversely affect any outstanding award without the written consent of the participant holding the award.

The Board may also terminate the 2006 Plan at any time. The termination of the 2006 Plan will have no effect on awards that were outstanding at the time of termination.

Change in Control. In the event of a Change in Control of the Company, the Compensation Committee, in its sole discretion, may: (i) provide for the acceleration of any time periods relating to the exercise or realization of any award so that the award may be exercised or realized in full on or before a date initially fixed by the Compensation Committee; (ii) provide for the purchase or settlement of any award by the Company, upon a participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise of the award or realization of the participant's rights had such award been currently exercisable or payable; (iii) make such adjustment to any award as the Compensation Committee deems appropriate to reflect the Change in Control; or (iv) cause any award to be assumed, or a new right substituted for such award, by the acquiring or surviving corporation.

Under the 2006 Plan, a “Change in Control” will occur upon any of the following events: (i) any one person, or a group of persons, acquires ownership of securities of the Company that, together with securities held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the securities of the Company; (ii) either (A) any one person, or a group of persons, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group) ownership of securities of the Company possessing 35% or more of the total voting power of the securities of the Company, or (B) a majority of members of the Company’s Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) any one person, or a group of persons, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

All obligations of the Company with respect to awards granted under the 2006 Plan will be binding on any successor to the Company.

Although the foregoing provisions are included in the 2006 Plan primarily for the protection of a participant in the event of a Change in Control of the Company, they may also be regarded as having an anti-takeover effect, which may reduce the Company’s vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board.

Certain Federal Income Tax Consequences. The federal income tax consequences arising with respect to awards granted under the 2006 Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the 2006 Plan, based on current federal income tax laws. This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the Plan, as the consequences may vary with the types of awards made, the identity of the recipients, and the method of payment or settlement. This summary is not intended to be exhaustive and, among other things, does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws. Participants should not rely on this discussion for individual tax advice, as each participant’s situation and the tax consequences of exercising awards and disposing of the underlying shares of common stock will vary depending upon the specific facts and circumstances involved. Each participant is advised to consult with his or her own tax advisor.

Incentive Stock Options. A participant will not recognize income upon the grant or exercise of an award that qualifies as an incentive stock option (“ISO”) under the 2006 Plan. However, the difference between the fair market value of the stock on the date of exercise and the exercise price is an item of tax preference which may cause the participant to be subject to the alternative minimum tax in the year in which the ISO is exercised.

If a participant exercises an ISO and does not dispose of the underlying shares within (i) two years from the date of grant of the ISO, and (ii) one year from the date of exercise, the participant will generally recognize capital gain or loss on a subsequent sale of the stock equal to the difference between the sales price and the exercise price. If a participant disposes of common stock acquired upon exercise of an ISO before the expiration of either the two-year or the one-year holding periods described in the preceding sentence (each a “disqualifying disposition”), the participant will generally realize ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess of the fair market value of the shares on the date of disposition over the exercise price. The remaining gain, if any, will be taxed to the participant as long-term or short-term capital gain depending on the holding period for such shares. The Company will not be allowed any deduction for federal income tax purposes at either the time of grant or the time of exercise of an ISO. Upon any disqualifying disposition by a participant, the Company will generally be allowed a deduction to the extent the participant realizes ordinary income.

Nonqualified Stock Options. A participant who is granted an option under the 2006 Plan which does not qualify as an ISO (including a Reload Option) shall be treated as having been granted a nonqualified stock option. Generally, the grant of an NQSO does not result in a participant recognizing income. Upon the exercise of an NQSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of the common stock at the time of exercise over the exercise price of the NQSO. The Company will generally be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant, provided the Company satisfies its information reporting obligations with respect to such income.

On a subsequent sale of the shares of the common stock, the participant will recognize capital gain or loss equal to the difference between the amount realized from the sale of stock and the participant’s adjusted basis in those shares, which will generally be the sum of the amount paid and the amount of income previously recognized by the participant in connection with the exercise of the NQSO. Such capital gain will be long or short term depending upon the holding period for such shares.

Stock Appreciation Rights. In general, a participant will not recognize ordinary income for federal income tax purposes upon the grant of a SAR and the Company will not be entitled to a deduction at that time. Upon the exercise of a SAR, the participant will recognize ordinary income equal to the amount by which the fair market value of a share on the exercise date exceeds either (i) the fair market value of a share on the date of grant in the case of a freestanding SAR or (ii) the exercise price of the related stock option in the case of a Tandem SAR or an Additive SAR, multiplied by the number of shares with respect to which the participant exercises his or her SAR. If, however, a SAR agreement permits the participant to defer the receipt of the award amount until some date after exercise, then the recipient will generally recognize ordinary income at the expiration of the deferral period rather than on the date of exercise. In either case, the Company will be entitled to a federal income tax deduction equal to the amount of ordinary income the recipient is required to recognize in connection with the exercise. The participant’s basis in any shares of common stock acquired upon the exercise of a SAR will equal their fair market value on the date of their acquisition.

Restricted Stock. In general, the grant of restricted stock has no tax effect on the Company or the participant. When the shares become vested pursuant to the restricted stock award, the participant will recognize ordinary income equal to the fair market value of the shares delivered to him or her under the restricted stock award and the Company will generally be allowed a federal income tax deduction in an amount equal to the amount included in income by the participant, provided such amount constitutes an ordinary and necessary business expense, and provided further that the Company satisfies its information reporting obligations with respect to such income. Such deduction will be allowed in the tax year in which the participant recognizes such income.

Within thirty (30) days after the date restricted stock is transferred pursuant to an award, a participant may elect under Section 83(b) of the Code to be taxed on the fair market value of the restricted stock at the time of the award, rather than at the time the restricted stock is no longer subject to a substantial risk of forfeiture or becomes transferable. In such case, the Company would be allowed a federal income tax deduction in the year of the award. If such an election is made, the participant will not recognize any income at the time the restricted stock becomes unrestricted. If the participant subsequently forfeits the restricted stock, the participant will not be allowed a deduction in respect of such forfeiture, and no refund will be available to the participant for the taxes previously paid, nor shall the Company have any obligation to reimburse the participant.

Regardless of whether a participant makes a Code Section 83(b) election, upon a subsequent sale or exchange of the restricted stock, the participant will recognize capital gain or loss based on the difference between the amount realized from the sale of stock and the participant’s adjusted basis in those shares, which will generally be the sum of the amount paid (if any) and the amount of income previously recognized by the participant. The capital gain or loss will be long-term gain or loss if the shares are held by the participant for at least one year after the restrictions lapse or the shares become transferable, whichever occurs first. If a Code Section 83(b) election is made, the participant’s holding period in the shares will begin to run from the date of the transfer.

Restricted Stock Units and Performance Units. A participant who is granted a restricted stock unit or a performance unit under the 2006 Plan will not recognize taxable income at the time of grant so long as the award is nontransferable and is subject to a substantial risk of forfeiture as a result of performance-based vesting targets, continued services requirements or other conditions that must be satisfied before delivery of the cash and/or shares of common stock payable pursuant to the award. The recipient will generally recognize ordinary income when the substantial risk of forfeiture expires or is removed. If, however, an award agreement relating to a restricted stock unit permits the participant to defer the receipt of the award amount until some date after the substantial risk of forfeiture expires or is removed, then the recipient will generally recognize ordinary income at the expiration of the deferral period rather than on date the substantial risk of forfeiture expires or is removed. In either case, the Company will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes. Upon a subsequent sale of shares of common stock received as payment of an award , the recipient will recognize capital gain or loss equal to the difference between the sales price and the participant’s adjusted basis in those shares, which will generally be the amount of income previously recognized by the participant.

Limitation on Income Tax Deduction. Under Section 162(m) of the Code, the Company’s federal income tax deductions may be limited to the extent that total compensation paid to a “covered employee” exceeds $1,000,000 in any one year. The Company can, however, preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with the conditions imposed by Section 162(m), including the payment of performance-based compensation pursuant to a plan approved by stockholders. The 2006 Plan has been designed to enable any award granted by the Compensation Committee to a “covered employee” to qualify as performance-based compensation under Section 162(m).

Miscellaneous Tax Issues. Compensation to a participant who is an employee which results from awards under the 2006 Plan will constitute wages for purposes of the Federal Insurance Contributions Act and the Federal Unemployment Tax Act and thus will result in additional tax liability to the Company, generally with respect to each award at the time that such award is no longer subject to a substantial risk of forfeiture or becomes transferable.

Compliance with Section 409A of the Code. Section 409A of the Code governs certain types of non-qualified deferred compensation. The 2006 Plan contemplates both deferred compensation that is subject to Section 409A and deferred compensation that is not subject to Section 409A. The 2006 Plan requires that it be administered so that neither it nor any award granted under it violates Section 409A of the Code. Accordingly, the Committee is required to structure all awards so that they are either exempt from or comply with Section 409A of the Code, and the Board and the Committee are permitted, within the bounds of the 2006 Plan and applicable law, including Section 409A of the Code, to interpret the 2006 Plan and/or any award agreement, and to make any and all amendments to the 2006 Plan or any award agreement, to ensure that all awards are either exempt from or comply with Section 409A.

Interest of Certain Persons in the Adoption of the 2006 Plan; Future 2006 Plan Benefits. The Company’s current directors and executive officers and the director nominees have an interest in the proposal to adopt the 2006 Plan, as each is eligible to receive awards under the 2006 Plan. The benefits that will be received by or allocated to eligible persons under the 2006 Plan, including each of the current directors, each of the named executive officers, the current executive officers as a group, the current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group, are discretionary and are not presently determinable. The Company did not grant any stock options in 2005.

Consideration to be Received by the Company for Awards. The Company will receive no monetary consideration for the granting of awards under the 2006 Plan. The Company will receive no monetary consideration other than the option price for shares of common stock delivered to participants upon the exercise of stock options. The Company will receive no monetary consideration upon the exercise of SARs or the vesting of restricted stock, restricted stock units or performance units.

Current Stock Price. On March 21, 2006, the closing price of the shares of the common stock of the Company as reported on the NASDAQ Capital Market (NASDAQ: SHBI) was $34.99 per share.

Vote Required; Manner of Approval. If a quorum is present, the affirmative vote of a majority of the votes cast at the meeting is required to approve the 2006 Plan. Brokers do not have discretion to vote on the 2006 Plan without your instruction. If you do not instruct your broker as to how to vote on this proposal, then your broker will deliver a non-vote on this proposal. Broker non-votes and abstentions, if any, will be counted for purposes of determining the presence of a quorum but will have no effect on the outcome of the vote on this proposal.

Board Recommendation. The Board of Directors believes that the 2006 Plan will provide a valuable benefit to the Company by enhancing its ability to attract and retain key management employees, non-employee directors and other eligible participants. The Board believes that the approval of the 2006 Plan is in the Company’s and the stockholders’ best interests.

The Board of Directors recommends a vote FOR the approval of the 2006 Stock and Incentive Compensation Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of the outstanding shares of Common Stock to file with the SEC an initial report of beneficial ownership of the Common Stock, periodic reports of changes in beneficial ownership of the Common Stock, and, in certain cases, annual statements of beneficial ownership of the Common Stock. Based solely on a review of copies of such reports furnished to the Company, or on written representations that no reports were required, the Company believes that all directors, executive officers and holders of more than 10% of the Common Stock complied in a timely manner with the filing requirements applicable to them with respect to transactions during the year ended December 31, 2005, except that one initial statement of beneficial ownership on Form 3 was filed late by Mark A. Freestate, one current report on Form 4 was filed late by Daniel T. Cannon (covering one stock option exercise) and one current report on From 4 was filed late by W. Edwin Kee, Jr. (covering one stock purchase).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the past year Talbot Bank, Centreville National Bank, and Felton Bank have had banking transactions in the ordinary course of their businesses with their directors and officers and with the associates of such persons on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. The extensions of credit by Talbot Bank, Centreville National Bank, and Felton Bank to these persons have not and do not currently involve more than the normal risk of collectability or present other unfavorable features.

On November 1, 2002, Avon-Dixon purchased substantially all of the assets (the “Freestate Acquisition”) of W.M. Freestate & Son, Inc. (“W.M. Freestate”), an insurance producer firm that was owned by a director of the Company, Mark M. Freestate. Under the terms of the acquisition agreement, Avon-Dixon agreed to make a deferred payment (earn-out) to W.M. Freestate of between $0 and $512,500 on or before December 16, 2005, based upon a formula that took into account the post-acquisition income generated by the acquired business through December 31, 2004. Based on this formula, W.M. Freestate was entitled to the maximum deferred payment of $512,500, which was paid on December 14, 2005. Because W.M. Freestate was dissolved in December 2002, however, the deferred payment was paid directly to Mr. Freestate. The assets purchased by the Company in consideration for the deferred payment are, and have been allocated to, goodwill.

Mr. Freestate is employed by Avon-Dixon as an insurance producer and his employment agreement calls for the payment to him of a portion of the insurance commissions received by Avon-Dixon as follows: (i) 32% of the commissions received on the commercial insurance business of W.M. Freestate that existed at the time of the Freestate Acquisition; (ii) 50% of commissions received on the life insurance business placed by Mr. Freestate; (iii) 32% of commissions received on the commercial insurance business placed by Mr. Freestate; (iv) 50% of the first-year commissions received on personal lines insurance business placed by Mr. Freestate; and (v) 20% of first-year commissions received on all insurance business that results directly from a referral of such insurance business by Mr. Freestate to another employee of Avon-Dixon. Mr. Freestate’s right to receive these payments generally terminates upon the termination of his employment. The agreement is terminable by either party upon 30 days’ prior notice and may be terminated earlier under certain conditions. If, within three years of the Freestate Acquisition, Avon-Dixon terminates Mr. Freestate’s employment because it decides to discontinue its insurance business, then Mr. Freestate will be entitled to receive a severance payment of $256,250. For three years after the termination of his employment, Mr. Freestate is prohibited from competing with Avon-Dixon within the Delmarva Peninsula and he may not serve or solicit, in connection with insurance producer or related services, any person who was a customer of Avon-Dixon at any time within 18 months of the date his employment terminated. Mr. Freestate received $244,038 in total remuneration in 2005, which amount included commission income, bonus, profit sharing payments, matching 401(k) contributions, and imputed income related to the Company’s group term life insurance program.

PERFORMANCE GRAPH

The following graph compares the performance of an investment in shares of the Company’s Common Stock for the last five years with the performance of both the NASDAQ Composite index (reflecting overall stock market performance) and the NASDAQ Bank Index (reflecting changes in banking industry stocks), assuming in each case an initial $100 investment on December 31, 2000 and reinvestment of dividends as of the end of the Company’s fiscal years. Returns are shown on a total return basis.

	2000	2001	2002	2003	2004	2005
Shore Bancshares, Inc.	$100.00	$131.63	$177.21	$295.94	$287.28	$256.64
NASDAQ Composite Index	$100.00	$ 78.95	$ 54.06	$ 81.09	$ 88.06	$ 89.27
NASDAQ Bank Index	$100.00	$110.08	$115.05	$149.48	$165.92	$158.73

INDEPENDENT AUDITORS

The accounting firm of Stegman & Company, Certified Public Accountants, has been engaged to audit the books and accounts of the Company for the next fiscal year. Stegman & Company served as the Company’s independent auditor in 2005. Stegman & Company has advised the Company that neither the accounting firm nor any of its members or associates has any direct financial interest in or any connection with the Company other than as independent public auditors. A representative of Stegman & Company is expected to be present at this year’s Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

AUDIT FEES AND SERVICES

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Stegman & Company during fiscal years 2005 and 2004:

	2005	2004
Audit Fees	$127,050	$ 112,546
Audit-Related Fees	6,250	8,086
Tax Fees	13,500	13,500
All Other Fees	0	0
Total	$ 146,800	$ 134,132

Audit Fees incurred in fiscal years 2005 and 2004 include charges for the examination of the consolidated financial statements of the Company, quarterly reviews of financial statements, and the attestation of management’s report on internal control over financial reporting. Audit-Related Fees incurred in fiscal year 2005 and 2004 include charges related to the audit of the 401(k) and profit sharing plan. In 2004, Audit Related Fees also include charges related to agreed upon procedures performed in conjunction with borrowing arrangements with the Federal Home Loan Bank of Atlanta. Tax Fees incurred in fiscal years 2005 and 2004 include charges primarily related to tax return preparation and tax consulting services. The Audit Committee has reviewed summaries of the services provided and the related fees and has determined that the provision of non-audit services is compatible with maintaining the independence of Stegman & Company.

The Audit Committee’s policy is to pre-approve all audit and permitted non-audit services, except that de minimis non-audit services, as defined in Section 10A(i)(1) of the Exchange Act, may be approved prior to the completion of the independent auditor’s audit. All of the 2005 and 2004 services described above were pre-approved by the Audit Committee.

FINANCIAL STATEMENTS

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which contains audited financial statements for the year ended December 31, 2005, accompanies this Proxy Statement. This Form 10-K may also be obtained without charge by visiting the Company’s website (www.shbi.net) or upon written request to Carol I. Brownawell, Secretary, Shore Bancshares, Inc., 18 East Dover Street, Easton, Maryland 21601.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the definitive proxy statement and voted on by the stockholders at the 2007 Annual Meeting of Stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices no later than November 27, 2006 (120 days before the date of mailing based on this year’s proxy statement date), and must meet all other requirements for inclusion in the proxy statement. As provided in the Company’s By-Laws, if a stockholder intends to present a proposal for business to be considered at the 2007 Annual Meeting of Stockholders but does not seek inclusion of the proposal in the Company’s proxy statement for that meeting, then such proposal, including all supporting information, must be delivered to and received by the Company’s Secretary at the Company’s principal executive offices no earlier than January 26, 2007 and no later than February 26, 2007 (not more than 90 days nor less than 60 days before the first anniversary of the prior year’s annual meeting). Additional time constraints are applicable where the date of the Annual Meeting is changed. Proposals received by the Company outside of these timelines will be considered untimely. If a stockholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

OTHER BUSINESS

As of the date of this Proxy Statement, management does not know of any other matters that will be brought before the meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the meeting for any reason.

By Order of the Board of Directors,

W. Moorhead Vermilye
President and CEO
March 27, 2006

APPENDIX A

SHORE BANCSHARES, INC.

2006 STOCK AND INCENTIVE COMPENSATION PLAN

ARTICLE I
Establishment, Purpose and Duration

1.1              Establishment of the Plan. Shore Bancshares, Inc. (hereinafter referred to as the “Company”), a Maryland corporation, hereby establishes an incentive compensation plan to be known as the “2006 Stock and Incentive Compensation Plan” (hereinafter referred to as the “Plan”), as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Non-Qualified Stock Options (including Reload Options), Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and/or Performance Units to Key Associates and Directors.

The Plan was adopted by the Board of Directors of the Company on March 13, 2006, to become effective (the “Effective Date”) as of April 26, 2006 if approved by the Company’s shareholders at the 2006 Annual Meeting of Shareholders in accordance with applicable laws and any applicable rules of any national securities exchange or system on which the Shares are then listed or reported. Except for Performance Unit Awards payable only in cash (with payment also contingent on shareholder approval of the 2006 Plan), Awards may not be granted under the Plan prior to shareholder approval of the Plan.

1.2              Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Associates and Directors that will promote the identification of their personal interest with the long term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Key Associates and Directors upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

In addition, the plan permits the grant of a Reload Option in order to restore an Option opportunity on the number of Shares surrendered to exercise an Option to encourage a Participant to maximize his ownership interest in the Company.

1.3              Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article XIII herein, until April 26, 2016, at which time it shall terminate except with respect to Awards (including any outstanding Reload Option obligation) made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

ARTICLE II
Definitions

2.1            Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a)	“Agreement” means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

(b)
“Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Non-Qualified Stock Options (including Reload Options), Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and/or Performance Units.

(c)	“Award Date” or “Grant Date” means the date on which an Award is made by the Committee under the Plan.

(d)	“Board” or “Board of Directors” means the Board of Directors of the Company.

(e)	“Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(i)
any one person, or more than one person acting as a group, acquires ownership of securities of the Company that, together with securities held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the securities of the Company;

(ii)
either (a) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of securities of the Company possessing 35 percent or more of the total voting power of the securities of the Company; or (b) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

(iii)
any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding the foregoing, ownership or control of the Company’s voting stock, individually or collectively, by the Company’s bank subsidiaries (the “Banks”) or any benefit plan sponsored by the Company or the Banks shall not constitute a Change in Control. For purposes of this paragraph only, the term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization of any other form of entity not specifically listed herein.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g)
“Committee” means a committee of the Board consisting of not less than two directors, which shall be appointed to administer the Plan pursuant to Article III hereof, all of the members of which shall be “non-employee directors” as defined in Rule 16b-3, as amended, under the Exchange Act, or any similar or successor rule, and “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code. Unless otherwise determined by the Board, the Compensation Committee of the Board, or any successor committee responsible for executive compensation, shall constitute the Committee.

(h)	“Company” means Shore Bancshares, Inc., or any successor thereto as provided in Article XV herein.

(i)	“Director” means a director of the Company or any of its Subsidiaries, which term shall not include an advisory or honorary director.

(j)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(k)
“Fair Market Value” of a Share as of any particular date shall be the mean between the high and low sales price of a Share on the trading day immediately preceding such date, as reported on any established securities exchange or national market system on which the Shares are then listed or admitted to trading (or the closing bid, if no sales were reported), or, if not so reported, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

(l)
“Incentive Stock Option” or “ISO” means an option to purchase Shares, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

(m)
“Key Associate” means an officer, employee, or consultant of the Company or of its Subsidiaries (including any corporation which becomes a Subsidiary after the adoption of the Plan by the Board) who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries. The term includes a Director who is also an officer or employee of the Company or its Subsidiaries.

(n)	“Non-Qualified Stock Option” or “NQSO” means an option to purchase Shares, granted under Article VI herein, which is not intended to be an Incentive Stock Option.

(o)	“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(p)	“Option Price” means the price at which each Share subject to an Option may be purchased from the Company upon exercise of the Option.

(q)	“Participant” means a Key Associate or a Director who has been granted an Award under the Plan and whose Award remains outstanding.

(r)
“Performance-Based Compensation Award” means any Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of the Performance Goal applicable thereto. If a Performance-Based Compensation Award is intended to be “performance-based compensation” within the meaning of Section 162(m)(4C) of the Code, the grant of the Award, the establishment of the Performance Goal, the making of any modifications or adjustments and the determination of satisfaction or achievement of the Performance Goal shall be made during the period or periods required under and in conformity with the requirements of Section 162(m) of the Code therefor. The terms and conditions of each Performance-Based Compensation Award, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement.

(s)
“Performance Goal” means one or more performance measures or goals set by the Committee in its discretion for each grant of a Performance-Based Compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the Performance-Based Compensation Award to which a Participant is entitled to exercise, receive or retain. Performance Goals may be particular to a Participant, may relate to the performance of the Subsidiary, division, strategic business unit or line of business which employs him, or may be based on the performance of the Company generally. Performance Goals may be based on Stock value or increases therein, earnings per share or earnings per share growth, net earnings, earnings or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating profit, operating cash flow, operating or other expenses, operating efficiency, return on equity, assets, capital or investment, sales or revenues or growth thereof, deposits, loan and/or equity levels or growth thereof, working capital targets or cost control measures, regulatory compliance, gross, operating or other margins, efficiency ratio (as generally recognized and used for bank financial reporting and analysis), interest income, non-interest income, credit quality, net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion), productivity, customer satisfaction, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, quality measures, and any component or components of the foregoing (including, without limitation, determination thereof with or without the effect of discontinued operations and dispositions of business segments, non-recurring items, material extraordinary items that are both unusual and infrequent, special charges, and/or accounting changes), or implementation, management or completion of critical projects or processes. Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a market index, a group of other companies comparably, similarly or otherwise situated, or a combination thereof. The Committee shall determine the Performance Period during which the Performance Goal must be met; and attainment of Performance Goals shall be subject to certification by the Committee. Each of the Performance Goals shall be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles.

(t)	“Performance Period” means the time period during which the Performance Goal must be met in connection with a Performance-Based Compensation Award. Such time period shall be set by the Committee.

(u)	“Performance Unit” means an Award, designated as a performance unit, granted to a Participant pursuant to Article X herein and valued as a fixed dollar amount.

(v)	“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article VIII herein.

(w)	“Plan” means the Shore Bancshares, Inc. 2006 Stock and Incentive Compensation Plan, as herein described and as hereafter from time to time amended.

(x)	“Related Option” means an Option with respect to which a Stock Appreciation Right has been granted.

(y)
“Reload Option” means a Non-Qualified Stock Option granted pursuant to Section 6.9 in the event the Participant exercises all or a part of an Option by paying the Option Price pursuant to Section 6.6 with Shares to restore an Option opportunity on the number of Shares surrendered to exercise an Option.

(z)
“Restricted Stock” means an Award of Shares granted to a Participant pursuant to Article VIII herein which is subject to restrictions and forfeiture until the designated conditions for the lapse of the restrictions are satisfied.

(aa)
“Restricted Stock Unit” or “RSU” means an Award, designated as a Restricted Stock Unit, granted to a Participant pursuant to Article IX herein and valued by reference to Shares, which is subject to restrictions and forfeiture until the designated condition for the lapse of the restrictions are satisfied.

(bb)	“Share” means a share of Stock.

(cc)	“Stock” means the common stock of the Company.

(dd)	“Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article VII herein.

(ee)	“Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

ARTICLE III
Administration

3.1              Administration of the Plan by the Committee. The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and conditions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend or waive rules or regulations for the Plan’s administration; (v) to accelerate the exercisability of any Award, the end of a Performance Period or termination of any Period of Restriction or other restrictions imposed under the Plan; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

The Chairman of the Committee and such other directors and officers of the Company as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Award provide that it may be exercised only during employment or service or within a specified period of time after termination of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of employment or service or continuous employment or service.

Subject to limitations under applicable law, the Committee is authorized in its discretion to issue Awards and/or accept notices, elections, consents and/or other forms or communications by Participants by electronic or similar means, including, without limitation, transmissions through e-mail, voice mail, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time.

A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present (in person or as otherwise permitted by applicable law), or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

3.2              Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Associates and/or Directors as may be selected by it. Each Award shall be evidenced by an Agreement.

3.3              Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

3.4              Requirements of Rule 16b-3 and Section 162(m) of the Code. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.

Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (i) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act (hereafter, “Section 16 Persons”) shall comply with any applicable conditions of SEC Rule 16b-3; (ii) transactions with respect to persons whose remuneration is subject to the provisions of Section) 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code; and (iii) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Section 162(m)(4)(C) of the Code as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted. and construed shall to that extent be disregarded; and any provision of the Plan that would prevent an Award that the Committee intends to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code from so qualifying shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

3.5              Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

3.6              Compliance with Code Section 409A. Notwithstanding any provision of this Plan or of an Agreement to the contrary, to the extent applicable, it is intended that this Plan and Awards granted hereunder comply with the requirements of Section 409A of the Code and any related regulations or other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service (“Section 409A”), and the Board and the Committee shall administer the Plan in accordance with such intention. Any provision of this Plan or of an Agreement that would cause the Plan or an Award granted hereunder to fail to satisfy any requirement of Section 409A shall have no force or effect until amended to comply with Section 409A, which amendment may be retroactive to the extent permitted by Section 409A.

ARTICLE IV
Shares Subject to the Plan

4.1              Number of Shares. Subject to adjustment as provided in Section 4.4 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed the sum of (i) 400,000 plus (ii) that number of Shares represented by options under the 1998 Stock Option Plan which expires or is otherwise terminated or forfeited at any time after the Effective Date of the Plan. Except as provided in Sections 4.2 and 4.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

Shares that may be issued under the Plan may either be authorized but unissued Shares or Shares held in a grantor trust created by the Company.

The Company, during the term of the Plan and thereafter during the term of any outstanding Award which may be settled in Shares, shall reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

4.2              Lapsed Awards or Forfeited Shares. If any Award granted under the Plan terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards are forfeited, any Shares subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.3.

4.3              Delivery of Shares as Payment. In the event a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option. In addition, in determining the number of Shares available for Awards, if Shares have been delivered or exchanged by a Participant as full or partial payment to the Company for payment of withholding taxes, or if the number of Shares otherwise deliverable has been reduced for payment of withholding taxes, the number of Shares exchanged as payment in connection with the withholding tax or so reduced shall again be available for purpose of Awards under the Plan.

4.4              Capital Adjustments. In the event that the outstanding Shares shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, effected without the receipt of consideration by the Company, through reorganization, merger or consolidation, recapitalization, reclassification, stock split, reverse stock split, split-up, combination or exchange of Shares or declaration of any dividends payable in Shares, or other distributions to common shareholders other than regular cash dividends, the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan and subject to outstanding Awards, as well as the exercise price, grant price or purchase price relating to any Award shall be adjusted as may be deemed appropriate by the Committee under the Plan. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

ARTICLE V
Eligibility

The Committee shall determine and designate from time to time those Key Associates and Directors who are eligible to participate in the Plan.

Multiple grants of Awards under the Plan may be made in any calendar year to a Participant, provided, however, that Awards of Options and SARs (disregarding any Tandem SARs as defined in Section 7.1) granted in any calendar year to any one Participant shall not provide for the issuance of, and/or cash payment with respect to, more than 50,000 Shares in the aggregate, that Awards of Restricted Stock and Restricted Stock Units granted in any calendar year to any one Participant shall not provide for the issuance of, and/or cash payment with respect to, more than 30,000 Shares in the aggregate, and that Performance Units granted in any calendar year to any one Participant shall not provide for the payment of more than $1,000,000 in the aggregate.

ARTICLE VI
Stock Options

6.1              Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to Key Associates and Directors at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that (i) non-employee Directors may be granted Non-Qualified Stock Options only, (ii) no Participant may be granted Options in any calendar year for more than 50,000 Shares (with Options cancelled in the same year as granted counted against this limit and with Options for which the Option Price is reduced treated as cancelled and reissued for this annual limit) and (iii) the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs (granted under the Plan and all other equity compensation plans of the Company) during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder. For purposes of this Section, ISOs shall be taken into account in the order in which they were granted.

6.2              Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify: the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment or service, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Non-Qualified Stock Option not intended to be within the provisions of Section 422 of the Code, provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Non-Qualified Stock Option. If an Option is intended to be a Performance-Based Compensation Award, the terms and conditions thereof, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan.

6.3              Option Price. The Option Price shall be determined by the Committee subject to the limitations stated in this Section. The Option Price shall not be less than 100% of the Fair Market Value of a Share on the Grant Date. In addition, an ISO granted to a Key Associate (including any Director who is a Key Associate) who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) securities possessing more than 10% of the total combined voting power of all classes of securities of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of a Share on the Grant Date.

6.4              Duration of Options. Each Option shall expire at such time as the Committee shall determine, provided, however, that no Option shall be exercisable after the expiration of ten years from its Award Date. In addition, an ISO granted to a Key Associate (including any Key Associate who is a Director) who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) securities possessing more than 10% of the total combined voting power of all classes of securities of the Company, shall not be exercisable after the expiration of five years from its Award Date.

6.5              Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

6.6              Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares having a Fair Market Value at the time of exercise equal to the Option Price, or by a combination of the foregoing.

To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee, the Company agrees to cooperate in a “cashless exercise” of an Option. The cashless exercise shall be effected by the Participant delivering to a securities broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of Shares to cover the costs and expenses associated therewith.

As soon as practicable, after receipt of written notice and payment of the Option Price and completion of payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name.

6.7              Restrictions on Shares. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of The NASDAQ Stock Market, Inc. or any exchange upon which such Shares are then listed or traded and under any state securities laws applicable to such Shares. The Committee may specify in an Agreement that Shares delivered on exercise of an Option are Restricted Stock or Shares subject to forfeiture and cancellation or a buyback right in the event that any term or condition specified in the Agreement is not satisfied.

6.8              Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

Notwithstanding the foregoing or any other provision of the Plan to the contrary, to the extent permissible under Rule 16b-3 of the Exchange Act, a Participant who is granted Non-Qualified Stock Options pursuant to the Plan may transfer such Non-Qualified Stock Options to his or her spouse, lineal ascendants, lineal descendants, or to trusts for their benefit, provided that the Non-Qualified Stock Options so transferred may not again be transferred other than to the Participant originally receiving the grant of Non-Qualified Stock Options or to an individual or trust to whom such Participant could have transferred Non-Qualified Stock Options pursuant to this Section 6.8. Non-Qualified Stock Options which are transferred pursuant to this Section 6.8 shall be exercisable by the transferee subject to the same terms and conditions as would have applied to such Non-Qualified Stock Options in the hands of the Participant originally receiving the grant of such Non-Qualified Stock Options.

6.9              Reload Options. The Committee shall have the authority to specify at the Award Date for an Option that a participant receiving the Option shall be granted the right to a further Non-Qualified Stock Option (a “Reload Option”) in the event the Participant exercises all or a part of the Option, including a Reload Option (an “Original Option”), by surrendering in accordance with Section 6.6 hereof already owned Shares in full or partial payment of the Option Price under the Original Option. Each Reload Option shall be granted on the date of exercise of the Original Option, shall cover a number of Shares surrendered in payment of the Option Price under such Original Option, shall have an Option Price equal to the Fair Market Value on the Award Date of such Reload Option, shall expire on the stated expiration date of the Original Option and shall be subject to such other terms and conditions as the Committee may determine.

6.10              Notification of Disqualifying Disposition of ISO Shares. In the event of a disposition of Shares received upon exercise of an ISO where the disposition occurs within two years from the date the ISO was granted or one year from the receipt of the underlying Shares (a “disqualifying disposition”), the Participant shall notify the Company’s Secretary in writing as to the date of such disposition, the sale price (if any), and the number of Shares involved.

ARTICLE VII
Stock Appreciation Rights

7.1              Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Key Associates and Directors. at the discretion of the Committee, in any of the following forms, provided, however, that no Participant may be granted more than 50,000 SARs in any calendar year (with SARs cancelled in the same year as granted counted against this limit and with SARs for which the base amount on which the SAR payment at exercise is calculated is reduced treated as cancelled and reissued for this annual limit):

(a)	In connection with the grant, and exercisable in lieu of, Options (“Tandem SARs”);

(b)	In connection with and exercisable in addition to the grant of Options (“Additive SARs”);

(c)	Independent of grant of the Options (“Freestanding SARs”); or

(d)	In any combination of the foregoing.

7.2              SAR Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify its type of SAR and its terms and conditions. If an SAR grant is intended to be a Performance-Based Compensation Award, the Performance Goal and Performance Period shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan.

7.3              Exercise of Tandem SARs. Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option, shall be transferable only when and under the same conditions as the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Option Price of the Related Option and the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised.

7.4              Exercise of Additive SARs. Additive SARs shall be deemed to be exercised upon, and in addition to, the exercise of the Related Options. The deemed exercise of Additive SARs shall not reduce the number of Shares with respect to which the Related Options remains unexercised.

7.5              Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion imposes upon such SARs.

7.6              Other Conditions Applicable to SAR. In no event shall the term of any SAR granted under the Plan exceed ten years from the Grant Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds either (i) the Fair Market Value per Share on the Grant Date in the case of a Freestanding SAR or (ii) the Option Price of the Related Option in the case of either a Tandem or Additive SAR. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

7.7              Payment after Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal (the “SAR Value”) to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) either (x) the Fair Market Value per Share on the Award Date in the case of a Freestanding SAR or (y) the Option Price of the Related Option in the case of either a Tandem or Additive SAR. The Agreement may provide for payment of the SAR Value at the time of exercise or, on an elective or non--elective basis, for payment of the SAR Value at a later date, adjusted (if so provided in the Agreement) from the date of exercise based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the SAR Value in Shares) set out in the Agreement (the “adjusted SAR Value”). The Committee is expressly authorized to grant SARs which are deferred compensation covered by Section 409A, as well as SARs which are not deferred compensation covered by Section 409A.

Payment of the SAR Value or adjusted SAR Value to the Participant shall be made in Shares, valued at the Fair Market Value on the date of exercise in the case of an immediate payment after exercise or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment, in cash or a combination thereof as determined by the Committee, either at the time of the Award or thereafter, and as provided In the Agreement.

7.8              Nontransferability of SARs. No SAR granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred. pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE VIII
Restricted Stock

8.1              Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Key Associates and Directors and in such amounts as it shall determine, provided, however, that no Participant may be granted more than 30,000 Shares of Restricted Stock in any calendar year. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. If determined by the Committee, custody of Shares of Restricted Stock may be retained by the Company until the termination of the Period of Restriction pertaining thereto.

8.2              Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by an Agreement that shall specify, the Period of Restriction, the number of Shares of Restricted Stock granted, and the applicable restrictions and such other provisions as the Committee shall determine. If an Award of Restricted Stock is intended to be a Performance-Based Compensation Award, the terms and conditions of such Award, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan.

8.3              Nontransferability of Restricted Stock. Except as provided in this Article VIII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

8.4              Other Restrictions. The Committee may impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

8.5              Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

The sale or other transfer of the securities represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Shore Bancshares, Inc. 2006 Stock and Incentive Compensation Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated (date of grant). A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of Shore Bancshares, Inc.

8.6              Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and, where applicable, after a determination of the satisfaction or achievement on any applicable Performance Goal. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 herein removed from his or her stock certificate.

8.7              Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

8.8              Dividends and Other Distributions. Unless otherwise provided in the Agreement, during the Period of Restriction, Participants entitled to or holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and the same rules for custody as the Shares of Restricted Stock with respect to which they were distributed.

8.9              Termination of Employment or Service. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment or service with the Company for any reason during the Period of Restriction, then any Shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company. The Committee may provide for vesting of Restricted Stock in connection with the termination of a Participant's employment or service on such basis as it deems appropriate.

ARTICLE IX
Restricted Stock Units

9.1              Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan (with one Unit representing one Share) to such Key Associates and Directors and in such amounts as it shall determine, provided, however, that no Participant may be granted more than 30,000 Restricted Stock Units in any calendar year. Participants receiving Restricted Stock Unit Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

9.2              Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Units granted, and the applicable restrictions and such other provisions as the Committee shall determine. If an Award of Restricted Stock Units is intended to be a Performance-Based Compensation Award, the terms and conditions of such Award, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan.

Unless otherwise provided in the Agreement, during the Period of Restriction, Participants holding Restricted Stock Units shall have added to their rights all dividends and other distributions which would have been paid with respect to the Shares represented by those Restricted Stock Units if such Shares were outstanding, and such deemed dividends or distributions shall be subject to the same restrictions, vesting and payment as the Restricted Stock Units to which they are attributable. Unless otherwise provided in the Agreement, during the Period of Restriction, any such deemed dividends and other distributions shall be deemed converted to additional Restricted Stock Units based on the Fair Market Value of a Share on the date of payment or distribution of the deemed dividend or distribution.

9.3              Payment after Lapse of Restrictions. Subject to the provisions of the Agreement, upon the lapse of restrictions with respect to a Restricted Stock Unit, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal (the “RSU Value”) to the product of multiplying (i) the number of Shares with respect to which the restrictions lapse by (ii) the Fair Market Value per Share on the date the restrictions lapse.

The Agreement may provide for payment of the RSU Value at the time of exercise or, on an elective or non-elective basis, for payment of the RSU Value at a later date, adjusted (if so, provided in the Agreement) from the date of exercise based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in Shares) set out in the Agreement (the “adjusted RSU Value”). The Committee is expressly authorized to grant Restricted Stock Units which are deferred compensation covered by Section 409A, as well as Restricted, Stock Units which are not deferred compensation covered by Section 409A.

Payment of the RSU Value or adjusted RSU Value to the Participant shall be made in Shares, valued at the Fair Market Value on the date the restrictions therefor lapse in the case of an immediate payment after vesting or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment, in cash or a combination thereof as determined by the Committee, either at the time of the Award or thereafter, and as provided in the Agreement.

9.4              Nontransferability of Restricted Stock Units. No Restricted Stock Unit granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Restricted Stock Units, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

9.5              Termination of Employment or Service. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment or service with the Company for any reason during the Period of Restriction, then any Restricted Stock Units still subject to restriction as of the date of such termination shall automatically be forfeited and returned to the Company. The Committee may provide for vesting of Restricted Stock Units in connection with the termination of a Participant's employment or service on such basis as it deems appropriate.

ARTICLE X
Performance Units

10.1              Grant of Performance Units. Subject to the terms and conditions of the Plan, Performance Units may be granted to Key Associates and Directors at any time and from time to time as shall be determined by the Committee, provided, however, that no Participant may be granted Performance Units with a dollar value in excess of $1,000,000 in any calendar year. Otherwise, the Committee shall have complete discretion in determining the number of Performance Units granted to each Participant. Participants receiving such Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

10.2              Performance Unit Agreement. Each Performance Unit is intended to be a Performance-Based Compensation Award, and the terms and conditions of each such Award, including the Performance Goal and Performance Period (which may be equal to, less than or more than one year), shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement. The Committee shall set the Performance Goal in its discretion for each Participant who is granted a Performance Unit.

10.3              Settlement of Performance Units. After a Performance Period has ended, the holder of a Performance Unit shall be entitled to receive the value thereof based on the degree to which the Performance Goals and other conditions established by the Committee and set forth in the Agreement (or in a subplan of the Plan which is incorporated by reference into an Agreement) have been satisfied.

10.4              Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Unit shall be made in cash, Shares or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as determined by the Committee.

10.5              Nontransferability of Performance Units. No Performance Unit granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to Performance Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE XI
Change in Control

In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

ARTICLE XII
Modification, Extension and Renewal of Awards

Subject to the terms and conditions and within the limitations of the Plan: (i) the Committee may modify, extend or renew outstanding Awards and may modify the terms of an outstanding Agreement, provided that the exercise price of any Award may not be lowered other than pursuant to Section 4.4 herein; and (ii) the Committee may accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan or outstanding awards granted under any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor so long as the new or substituted awards do not specify a lower exercise price than the surrendered Awards, and otherwise the new Awards may be of a different type than the surrendered Awards, may specify a longer term than the surrendered Awards, may provide for more rapid vesting and exercisability than the surrendered Awards, and may contain any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

ARTICLE XIII
Amendment, Modification and Termination of the Plan

13.1              Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Shares are then traded, listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

13.2              Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.4 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XIV
Withholding

14.1              Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan.

14.2              Withholding of Shares. With respect to withholding required upon the exercise of Non-Qualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other taxable event with respect to any Award, Participants may elect, subject to the approval of the Committee, or the Committee may require Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections by Participants shall be irrevocable and be made in writing and in such manner as determined by the Committee in advance of the day that the transaction becomes taxable.

ARTICLE XV
Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XVI
General

16.1              Requirements of Law. The granting of Awards and the issuance of Shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self regulatory organizations as may be required.

16.2              Effect of the Plan. The establishment of the Plan shall not confer upon any Key Associate or Director any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Key Associate or Director, nor is it a contract between the Company or any of its Subsidiaries and any Key Associate or Director. Participation in the Plan shall not give any Key Associate or Director any right to be retained in the service of the Company or any of its Subsidiaries. No Key Associate or Director who receives an Award shall have rights as a shareholder of the Company prior to the date Shares are issued to the Participant pursuant to the Plan.

16.3              Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

16.4              Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the State of Maryland and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code.

16.5              Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.6              Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

APPENDIX B

Form of Proxy
SHORE BANCSHARES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Shore Bancshares, Inc. (the “Company”) hereby appoints W. Moorhead Vermilye and Neil R. LeCompte, or either of them, the lawful attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the Company held by the undersigned on March 16, 2006 at the Annual Meeting of Stockholders called to convene on Wednesday, April 26, 2006, and any adjournment or postponement thereof, for the purposes identified on this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees if any of the named nominees for director should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Shareholders and Proxy Statement.

1. ELECTION OF DIRECTOR NOMINEES:

Class III (Terms expire in 2009)	☐	FOR ALL NOMINEES
Lloyd L. Beatty, Jr.
Paul M. Bowman	☐	WITHHOLD AUTHORITY
W. Edwin Kee, Jr.		FOR ALL NOMINEES
Jerry F. Pierson
W. Moorhead Vermilye	☐	FOR ALL EXCEPT (See instruction below)

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and strike a line through the nominee’s name in the list above.

The Board of Directors recommends a vote “FOR ALL NOMINEES” in Proposal 1.

2. APPROVAL OF THE 2006 STOCK AND INCENTIVE COMPENSATION PLAN

                       ☐     FOR                                   ☐     AGAINST                             ☐      ABSTAIN

3.  IN THEIR DISCRETION AS TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Shares represented by all properly executed proxies will be voted in accordance with the instructions appearing on this proxy. In the absence of specific instructions, proxies will be voted “FOR ALL NOMINEES” with respect to Proposal 1, “FOR” the approval of the 2006 Stock and Incentive Plan as described in Proposal 2, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting.

If you plan to attend the meeting, please designate the number that will attend [        ].

Dated _________________________, 2006	_____________________________
Signature

_____________________________
Signature

Please sign as name(s) appear(s) on stock certificate. If jointly held, all owners must sign. Executors, administrators, trustees or persons signing in such capacity should so indicate.